UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

SHORT DURATION TAXABLE FIXED INCOME FUNDS	Annual Report October 31, 2007

Current income potential from portfolios that invest in a variety of fixed income securities.

Goldman Sachs Short Duration Taxable Fixed Income Funds

■	GOLDMAN SACHS ENHANCED INCOME FUND

■	GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

■	GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
TABLE OF CONTENTS

Investment Risks	1
Investment Process	2
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	18
Financial Statements	34
Notes to the Financial Statements	38
Financial Highlights	50
Report of Independent Registered Public Accounting Firm	56
Other	57

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Investment Risks

The Enhanced Income Fund invests primarily in a portfolio of fixed income government securities, including non-mortgage securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, corporate notes and commercial paper and fixed and floating rate asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund may invest in foreign securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Ultra-Short Duration Government Fund invests primarily in U.S. government securities, including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities, and in repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Short Duration Government Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
What Distinguishes Goldman Sachs Asset
Management’s Fixed Income Investment Process?
At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest opportunity set to capture relative value across sectors and instruments. Our integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■  Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

■  Leverage the vast resources of GSAM in selecting securities for each portfolio

■  Team approach to decision making

■  Manage risk by avoiding significant sector and interest rate bets

■  Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic investment options, income opportunities, and access to areas of specialization

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO RESULTS
Enhanced Income Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Enhanced Income Fund (the “Fund”) during the one-year reporting period that ended October 31, 2007.
  Performance Review

Over the one-year period that ended October 31, 2007, the Fund’s Class A, Institutional and Administration Shares generated cumulative total returns, without sales charges, of 4.43%, 4.82% and 4.88%, respectively. These returns compare to the 5.51% and 5.40% cumulative total returns of the Fund’s benchmarks, the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, respectively, over the same time period. Over the period from its inception on June 20, 2007 to October 31, 2007, the Fund’s Class B Shares generated a cumulative total return of 1.16%. This return compares to the 2.06% and 2.37% cumulative total returns of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, respectively, over the same time period.

A combination of top-down and bottom-up investment strategies impacted the Fund’s performance relative to its benchmarks. Overall, our tactical duration management made a positive contribution. At the beginning of the reporting period, we maintained a defensive posture, taking a shorter duration position than the indexes based on our belief that interest rates would trend higher. This strategy contributed to relative returns as yields edged higher through the first eight months of the period. Also beneficial was our shift to a long duration position as volatility picked up in the third quarter of 2007 and yields rallied on the back of a flight-to-quality.

Within our cross-sector strategies, the Fund’s primary sector exposures were to agencies and corporates. Increased spread volatility and wider swap spreads were a significant drag on returns, particularly in the last part of the period. As investor risk aversion increased in response to concerns about the subprime market, spread sectors — particularly credit and asset-backed securities (“ABS”) — came under significant pressure. In addition, the Fund’s bias toward high-quality financials hampered results as the turmoil in the subprime market and the summer liquidity crunch disproportionately affected issuers in the bank and broker-dealer sectors.
  Market Review

The 12-month reporting period was volatile for interest rates. Short-term rates fell more than 100 basis points after the Federal Reserve Board (the “Fed”) cut the federal funds rate a total of 0.75% to 4.50%. In fact, yields were lower across the entire yield curve. The 10-year Treasury fell 13 basis points, ending the period at 4.47%. The Treasury rally was primarily the result of a summer flight-to-quality, when demand for U.S. Treasuries soared to the detriment of all other asset classes. As investors reacted to the subprime mortgage meltdown, there was a wave of global selling, illiquidity, and heightened risk aversion across several asset classes.

At the beginning of the period, particularly during the second quarter, yields trended higher as U.S. economic growth appeared to be rebounding. Investors were heartened by stronger industrial data and a healthy job market as well as by widespread economic strength

PORTFOLIO RESULTS

outside of the U.S. However, a growing number of delinquencies in the subprime sector of the mortgage market continued to exacerbate concerns about the housing market and whether its weakness would spill over into the broader economy. The market tone changed dramatically going into the summer months as volatility picked up significantly and what had started of as relatively isolated concerns in the subprime market morphed into a larger credit and liquidity crisis.

Financial markets reacted poorly to the increased volatility, and yields fell dramatically in a flight-to-quality as risk aversion peaked. The global selling that ensued led to a severe repricing of assets across the risk spectrum with many high quality sectors trading at discounts not supported by fundamentals. Spreads widened across all markets with the collateralized sectors hit the hardest, particularly high quality mortgages and ABS. Within corporates, financial issuers underperformed the most as they were disproportionately impacted by developments in the subprime market and by mounting liquidity concerns.

In an effort to prevent the market turmoil from threatening U.S. economic growth, the Fed took several steps to inject liquidity into the financial markets, culminating in a 50-basis-point cut to the fed funds rate at the September 18th Federal Open Market Committee meeting and an additional 25-basis-point cut at the October 31st meeting. In the statement following the October cut, the Fed announced that downside risks to growth and upside risks to inflation appear to be balanced.

INVESTMENT OBJECTIVE

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

It is important to note that the Fund is not a money market fund and its net asset value will fluctuate.
  Portfolio Composition

At the end of the period, we held a modest short duration bias relative to the benchmark. While we believe more Fed cuts are possible, we also think that the current level of interest rates reflects an overly aggressive easing policy. Within our sector exposures, we continue to emphasize shorter-term, higher quality securities that we believe can offer an attractive yield advantage. The Fund continues to hold a significant position in short-term quasi-government securities, specifically agency debentures; however, this exposure decreased over the period as some of these shorter securities matured, and the allocation to short-term investments, or cash, increased accordingly. Within the corporate sector, we hold an overweight to financials given the high quality of many of these issuers. We continue to look for attractive security selection opportunities to emerge in both the agency and corporate sectors.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

November 26, 2007

FUND BASICS
Enhanced Income Fund
as of October 31, 2007
PERFORMANCE REVIEW

		Six-Month	One-Year
November 1, 2006–	Fund Total Return	U.S. Treasury	U.S. Treasury	30-Day
October 31, 2007	(based on NAV)[1]	Bill Index[2]	Note Index[2]	Standardized Yield[3]

Class A	4.43%	5.51%	5.40%	4.23%
Institutional	4.82	5.51	5.40	4.63
Administration	4.88	5.51	5.40	4.38

June 20, 2007–October 31, 2007

Class B	1.16%	2.06%	2.37%	3.54%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/07	One Year	Five Years	Since Inception	Inception Date

Class A	2.83%	2.22%	3.23%	8/2/00
Class B	N/A	N/A	-4.20	6/20/07
Institutional	4.80	2.92	3.84	8/2/00
Administration	4.86	2.69	3.60	8/2/00

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years). Because Institutional and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.62%	0.78%
Class B	1.37	1.53
Institutional	0.25	0.41
Administration	0.50	0.66

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper and repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ENHANCED INCOME FUND
Performance Summary
October 31, 2007
The following graph shows the value, as of October 31, 2007, of a $10,000 investment made on August 2, 2000 (commencement of operations) in the Institutional Shares of the Goldman Sachs Enhanced Income Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index (“Six-Month T-Bill Index and One-Year T-Note Index”), as well as the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index (“Lehman 1-2 Index”), is shown. These performance data represent past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B and Administration Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/ industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
Enhanced Income Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, August 2, 2000 through October 31, 2007.

Average Annual Total Return through October 31, 2007	One Year	Five Years	Since Inception
Class A (commenced August 2, 2000)
Excluding sales charges	4.43%	2.58%	3.46%
Including sales charges	2.85%	2.28%	3.25%

Class B (commenced June 20, 2007)
Excluding sales charges	n/a	n/a	1.16%
Including sales charges	n/a	n/a	-3.90%

Institutional Class (commenced August 2, 2000)	4.82%	2.98%	3.85%

Administration Class (commenced August 2, 2000)	4.88%	2.75%	3.61%

PORTFOLIO RESULTS
Ultra-Short Duration Government Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Ultra-Short Duration Government Fund (the “Fund”) during the one-year reporting period that ended October 31, 2007.
  Performance Review

Over the one-year period that ended October 31, 2007, the Fund’s Class A, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 5.02%, 5.41% and 4.86%, respectively. These returns compare to the 5.51% and 5.40% cumulative total returns of the Fund’s benchmarks, the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, respectively, over the same time period.

A combination of top-down and bottom-up investment strategies impacted the Fund’s performance relative to its benchmarks. Overall, our tactical duration management made a positive contribution. At the beginning of the reporting period, we maintained a defensive posture, taking a shorter duration position than the indexes based on our belief that interest rates would trend higher. This strategy contributed to relative returns as yields edged higher through the first eight months of the period. Also beneficial was our shift to a relative long duration position as volatility picked up in the third quarter of 2007 and yields rallied on the back of a flight-to-quality.

Within our cross-sector strategies, the Fund’s primary exposures were to the government and collateralized sectors, including mortgages and asset-backed securities (“ABS”). Increased spread volatility and wider swap spreads were a significant drag on returns, particularly in the latter part of the period. As market risk increased and liquidity concerns mounted, spread sectors underperformed across the board. Mortgages in particular endured a difficult third quarter due to the fallout in the subprime market, a global flight-to-quality, continued credit concerns, and a lack of investor demand.

Within mortgages, we favored securities that were less sensitive to volatility — specifically, 15-year pass-throughs, adjustable-rate mortgages (“ARMs”), and shorter duration collateralized mortgage obligations (“CMOs”). Although this low-volatility bias was beneficial, select securities in the Fund underperformed primarily due to a mounting liquidity crisis in the market. High quality mortgages, particularly ARMs and ABS underperformed the most as a result of increased selling by market participants.
  Market Review

The 12-month reporting period was volatile for interest rates. Short-term rates fell more than 100 basis points after the Federal Reserve Board (the “Fed”) cut the federal funds rate a total of 0.75% to 4.50%. In fact, yields were lower across the entire yield curve. The 10-year Treasury fell 13 basis points, ending the period at 4.47%. The Treasury rally was primarily the result of a summer flight-to-quality, when demand for U.S. Treasuries soared to the detriment of all other asset classes. As investors reacted to the subprime mortgage meltdown, there was a wave of global selling, illiquidity, and heightened risk aversion across several asset classes.

PORTFOLIO RESULTS

At the beginning of the period, particularly during the second quarter, yields trended higher as U.S. economic growth appeared to be rebounding. Investors were heartened by stronger industrial data and a healthy job market as well as by widespread economic strength outside of the U.S. However, a growing number of delinquencies in the subprime sector of the mortgage market continued to exacerbate concerns about the housing market and whether its weakness would spill over into the broader economy. The market tone changed dramatically going into the summer months as volatility picked up significantly and what had started of as relatively isolated concerns in the subprime market morphed into a larger credit and liquidity crisis.

Financial markets reacted poorly to the increased volatility and yields fell dramatically in a flight-to-quality as risk aversion peaked. The global selling that ensued led to a severe repricing of assets across the risk spectrum with many high quality sectors trading at discounts not supported by fundamentals. Spreads widened across all markets with the collateralized sectors hit the hardest, particularly high quality mortgages and ABS. Within corporates, financial issuers underperformed the most as they were disproportionately impacted by developments in the subprime market and by mounting liquidity concerns.

In an effort to prevent the market turmoil from threatening U.S. economic growth, the Fed took several steps to inject liquidity into the financial markets, culminating in a 50-basis-point cut to the fed funds rate at the September 18th Federal Open Market Committee meeting and an additional 25-basis-point cut at the October 31st meeting. In the statement following the October cut, the Fed announced that downside risks to growth and upside risks to inflation appear to be balanced, suggesting that another ease could be unlikely.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with low volatility of principal.
  Portfolio Composition

At the end of the period, we held a modest short duration bias relative to the benchmark. While we believe more Fed cuts are possible, we also think that the current level of interest rates reflects an overly aggressive easing policy. Over the period, we continued to focus on security selection and subsector strategies across the collateralized and government sectors. Within mortgages, our primary exposures were to ARMs and pass-through mortgages. We tactically adjusted the Fund’s exposures to take advantage of changing relative opportunities. We believe that the current market volatility offers attractive security selection opportunities and we will look to opportunistically add to our sector exposures where we find value from a risk-return perspective. Nevertheless, we remain prudent as market events unfold and volatility persists.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

November 26, 2007

FUND BASICS
Ultra-Short Duration Government Fund
as of October 31, 2007
PERFORMANCE REVIEW

		Six-Month	One-Year
November 1, 2006–	Fund Total Return	U.S. Treasury	U.S. Treasury	30-Day
October 31, 2007	(based on NAV)[1]	Bill Index[2]	Note Index[2]	Standardized Yield[3]

Class A	5.02%	5.51%	5.40%	4.07%
Institutional	5.41	5.51	5.40	4.47
Service	4.86	5.51	5.40	3.97

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/07	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	3.47%	2.50%	3.69%	4.21%	5/15/95
Institutional	5.42	3.16	4.24	4.73	7/17/91
Service	4.87	2.68	3.74	3.87	3/27/97

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.86%	0.91%
Institutional	0.49	0.54
Service	0.99	1.04

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper, repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	Federal Agencies are mortgage backed securities that consist of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND
Performance Summary
October 31, 2007
The following graph shows the value, as of October 31, 2007, of a $10,000 investment made on November 1, 1997 in the Institutional Shares of the Goldman Sachs Ultra-Short Duration Government Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index (“Six-Month T-Bill Index and One-Year T-Note Index”), as well as the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index (“Lehman 1-2 Index”), is shown. These performance data represent past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
Ultra-Short Duration Government Fund’s 10 Year Performance
Performance of a $10,000 Investment, with distributions reinvested, November 1, 1997 through October 31, 2007.

Average Annual Total Return through October 31, 2007	One Year	Five Years	Ten Years	Since Inception
Class A (commenced May 15, 1995)
Excluding sales charges	5.02%	2.83%	3.83%	4.33%
Including sales charges	3.46%	2.51%	3.67%	4.20%

Institutional Class (commenced July 17, 1991)	5.41%	3.18%	4.22%	4.72%

Service Class (commenced March 27, 1997)	4.86%	2.72%	3.73%	3.88%

PORTFOLIO RESULTS
Short Duration Government Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Short Duration Government Fund (the “Fund”) during the one-year reporting period that ended October 31, 2007.
  Performance Review

Over the one-year period that ended October 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 5.25%, 4.65%, 4.51%, 5.77% and 5.14%, respectively. These returns compare to the 5.76% cumulative total return of the Fund’s benchmark, the Two-Year U.S. Treasury Note Index, over the same time period.

A combination of top-down and bottom-up investment strategies impacted the Fund’s performance relative to its benchmark. Overall, our tactical duration management made a positive contribution. At the beginning of the reporting period, we maintained a defensive posture, taking a shorter duration position than the index based on our belief that interest rates would trend higher. This strategy contributed to relative returns as yields edged higher through the first six months of the period. Also beneficial was our shift to a relative long duration position as volatility picked up in the third quarter of 2007 and yields rallied on the back of a flight-to-quality.

Within our cross-sector strategies, the Fund’s primary exposures were to the government and collateralized sectors. Increased spread volatility and wider swap spreads were a significant drag on returns, particularly in the latter part of the period. As market risk increased and liquidity concerns mounted, spread sectors underperformed across the board. Mortgages in particular endured a difficult summer, due to the fallout in the subprime market, a global flight-to-quality, continued credit concerns, and a lack of investor demand. Within mortgages, we favored securities that were less sensitive to volatility — specifically, 15-year pass-throughs, adjustable-rate mortgages (“ARMs”), and shorter duration collateralized mortgage obligations (“CMOs”). Although this low-volatility bias was beneficial, select securities in the Fund underperformed primarily due to a mounting liquidity crisis in the market. High quality mortgages, particularly ARMs and ABS underperformed the most as a result of increased selling by market participants.
  Market Review

The 12-month reporting period was volatile for interest rates. Short-term rates fell more than 100 basis points after the Federal Reserve Board (the “Fed”) cut the federal funds rate a total of 0.75% to 4.50%. In fact, yields were lower across the entire yield curve. The 10-year Treasury fell 13 basis points, ending the period at 4.47%. The Treasury rally was primarily the result of a summer flight-to-quality, when demand for U.S. Treasuries soared to the detriment of all other asset classes. As investors reacted to the subprime mortgage meltdown, there was a wave of global selling, illiquidity, and heightened risk aversion across several asset classes.

At the beginning of the period, particularly during the second quarter, yields trended higher as U.S. economic growth appeared to be rebounding. Investors were heartened by stronger industrial data and a healthy job market as well as by widespread economic strength

PORTFOLIO RESULTS

outside of the U.S. However, a growing number of delinquencies in the subprime sector of the mortgage market continued to exacerbate concerns about the housing market and whether its weakness would spill over into the broader economy. The market tone changed dramatically going into the summer months as volatility picked up significantly and what had started of as relatively isolated concerns in the subprime market morphed into a larger credit and liquidity crisis.

Financial markets reacted poorly to the increased volatility and yields fell dramatically in a flight-to-quality as risk aversion peaked. The global selling that ensued led to a severe repricing of assets across the risk spectrum with many high quality sectors trading at discounts not supported by fundamentals. Spreads widened across all markets with the collateralized sectors hit the hardest, particularly high quality mortgages and ABS. Within corporates, financial issuers underperformed the most as they were disproportionately impacted by developments in the subprime market and by mounting liquidity concerns.

In an effort to prevent the market turmoil from threatening U.S. economic growth, the Fed took several steps to inject liquidity into the financial markets, culminating in a 50-basis-point cut to the fed funds rate at the September 18th Federal Open Market Committee meeting and an additional 25-basis-point cut at the October 31st meeting. In the statement following the October cut, the Fed announced that downside risks to growth and upside risks to inflation appear to be balanced, suggesting that another ease could be unlikely.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.
  Portfolio Composition

At the end of the period, we held a modest short duration bias relative to the benchmark. While we believe more Fed cuts are possible, we also think that the current level of interest rates reflects an overly aggressive easing policy. Over the period, we continued to focus on security selection and sub-sector strategies. Within mortgages, we emphasized securities that offered attractive spreads relative to Treasuries; in particular, we hold a bias toward ARMs. As valuations changed over the period, we tactically adjusted the Fund’s exposures to take advantage of changing relative opportunities within the market. We increased the allocation to pass-through mortgages as we found attractive opportunities. In addition, we continued to find value within short-dated agency paper and maintained our exposure to the quasi-government sector.
  We thank you for your investment and look forward to your continued confidence.
  Goldman Sachs U.S. Fixed Income Investment Management Team
  November 26, 2007

FUND BASICS
Short Duration Government Fund
as of October 31, 2007
PERFORMANCE REVIEW

November 1, 2006–	Fund Total Return	Two-Year U.S.	30-Day
October 31, 2007	(based on NAV)[1]	Treasury Note Index[2]	Standardized Yield[3]

Class A	5.25%	5.76%	4.18%
Class B	4.65	5.76	3.66
Class C	4.51	5.76	3.51
Institutional	5.77	5.76	4.60
Service	5.14	5.76	4.05

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Two-Year U.S. Treasury Note Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/07	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	3.21%	2.25%	4.25%	4.42%	5/1/97
Class B	2.57	2.06	3.83	3.99	5/1/97
Class C	3.46	1.92	3.66	3.70	8/15/97
Institutional	5.65	3.07	4.85	5.97	8/15/88
Service	5.13	2.56	4.33	4.67	4/10/96

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.91%	0.99%
Class B	1.51	1.74
Class C	1.66	1.74
Institutional	0.54	0.62
Service	1.04	1.12

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper, repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	Federal Agencies are mortgage backed securities that consist of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
Performance Summary
October 31, 2007
The following graph shows the value, as of October 31, 2007, of a $10,000 investment made on November 1, 1997 in the Institutional Shares of the Goldman Sachs Short Duration Government Fund. For comparative purposes, the performance of the Fund’s benchmark, the Two-Year U.S. Treasury Note Index (“Two-Year T-Note Index”), as well as the Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index (“Lehman Short (1-3) Gov’t Index”), is shown. These performance data represent past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
Short Duration Government Fund’s 10 Year Performance
Performance of a $10,000 Investment, with distributions reinvested, November 1, 1997 through October 31, 2007.

Average Annual Total Return through October 31, 2007	One Year	Five Years	Ten Years	Since Inception
Class A (commenced May 1, 1997)
Excluding sales charges	5.25%	2.69%	4.43%	4.61%
Including sales charges	3.12%	2.27%	4.22%	4.41%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	4.65%	2.09%	3.80%	4.00%
Including contingent deferred sales charges	2.58%	2.09%	3.80%	4.00%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	4.51%	1.92%	3.62%	3.69%
Including contingent deferred sales charges	3.47%	1.92%	3.62%	3.69%

Institutional Class (commenced August 15, 1988)	5.77%	3.09%	4.83%	5.97%

Service Class (commenced April 10, 1996)	5.14%	2.56%	4.29%	4.66%

GOLDMAN SACHS ENHANCED INCOME FUND
Schedule of Investments
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – 24.3%

Banks – 6.4%
Bank of America Corp.
$975,000	7.400%	01/15/11	$1,038,898
Citigroup, Inc.
1,050,000	4.125	02/22/10	1,032,459
325,000	5.250	02/27/12	324,809
Credit Suisse First Boston New York(a)
2,000,000	6.500	05/01/08	2,013,902
Deutsche Bank AG London
1,500,000	5.375	10/12/12	1,514,360
Huntington National Bank
1,750,000	4.650	06/30/09	1,739,391
JPMorgan Chase & Co.
725,000	6.500	01/15/09	732,721
1,550,000	7.875	06/15/10	1,652,035
Keybank National Association
1,100,000	7.300	05/01/11	1,179,749
Popular North America, Inc.
1,200,000	5.200	12/12/07	1,199,902
Union Planters Corp.
1,500,000	7.750	03/01/11	1,605,894
Wachovia Bank NA
250,000	5.800	12/01/08	252,532
Washington Mutual, Inc.
2,000,000	4.000	01/15/09	1,959,410
450,000	5.500	08/24/11	443,448
Wells Fargo & Co.
500,000	3.120	08/15/08	491,425
375,000	4.875 (b)	01/12/11	373,609
Wells Fargo Bank NA
525,000	7.550	06/21/10	557,590

			18,112,134

Brokerage – 4.3%
Credit Suisse First Boston Mortgage Securities, Inc.
2,975,000	4.125	01/15/10	2,926,614
Lehman Brothers Holdings, Inc.(c)
4,000,000	5.645	05/25/10	3,938,388
Morgan Stanley
5,000,000	4.000	01/15/10	4,885,395
375,000	5.625	01/09/12	378,605

			12,129,002

Construction Machinery – 0.7%
John Deere Capital Corp.
2,000,000	5.400	04/07/10	2,025,924

Energy(b) – 0.1%
Conoco Funding Co.
275,000	6.350	10/15/11	288,673

Health Care Services – 0.1%
WellPoint, Inc.
200,000	3.750	12/14/07	199,672

Life Insurance – 5.6%
AXA Financial, Inc.(b)
2,125,000	7.750	08/01/10	2,269,838
Genworth Financial, Inc.
2,000,000	5.231	05/16/09	2,006,276
ING Security Life Institutional Funding(a)
2,500,000	4.250	01/15/10	2,483,988
Monumental Global Funding II(a)
800,000	3.900	06/15/09	786,746
750,000	4.375	07/30/09	742,366
Nationwide Life Global Funding I(a)
1,175,000	5.450	10/02/12	1,177,712
Principal Financial Group Australia(a)(b)
550,000	8.200	08/15/09	579,197
Protective Life Secured Trusts
350,000	3.700	11/24/08	345,602
Prudential Financial, Inc.
3,625,000	5.800	06/15/12	3,702,901
TIAA Global Markets, Inc.(a)(b)
1,900,000	5.125	10/10/12	1,903,661

			15,998,287

Noncaptive-Financial – 4.4%
American General Finance Corp.
1,500,000	4.875	05/15/10	1,490,793
1,000,000	4.000	03/15/11	954,603
Countrywide Home Loans, Inc.
1,325,000	4.000	03/22/11	1,139,500
General Electric Capital Corp.
550,000	4.125	09/01/09	543,297
1,400,000	4.250	09/13/10	1,380,565
HSBC Finance Corp.
7,000,000	4.125	11/16/09	6,879,122

			12,387,880

Real Estate Investment Trusts(b) – 1.3%
Simon Property Group LP
325,000	6.375	11/15/07	325,065
1,522,000	4.875	03/18/10	1,507,346
Westfield Capital Corp. Ltd.(a)
1,825,000	4.375	11/15/10	1,760,450

			3,592,861

Wireless Telecommunications(b) – 0.1%
Vodafone Group PLC
200,000	5.350	02/27/12	200,646

Wirelines Telecommunications – 1.3%
Ameritech Capital Funding
375,000	6.250	05/18/09	383,758
AT&T, Inc.(b)
1,375,000	4.125	09/15/09	1,354,298

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Wirelines Telecommunications – (continued)
Deutsche Telekom International Finance BV
$370,000	3.875%	07/22/08	$366,343
1,500,000	8.000	06/15/10	1,608,414

			3,712,813

TOTAL CORPORATE BONDS
(Cost $68,843,553)			$68,647,892

Agency Debentures – 25.6%

FFCB
$8,500,000	4.150%	04/07/11	$8,385,871
FHLB
7,000,000	4.000 (c)	12/03/07	6,989,602
8,800,000	3.950	02/15/08	8,780,754
10,000,000	4.500 (c)	03/07/08	9,988,248
12,000,000	5.250	01/16/09	12,103,020
FHLMC(d)
15,000,000	4.250	06/23/08	14,966,535
FNMA
5,000,000	5.500	01/15/08	5,007,785
6,000,000	5.125	09/02/08	6,028,230

TOTAL AGENCY DEBENTURES
(Cost $71,912,441)			$72,250,045

Asset-Backed Securities – 12.2%

Autos – 7.3%
AmeriCredit Automobile Receivables Trust Series 2005-DA, Class A3
$389,830	4.870%	12/06/10	$389,570
AmeriCredit Automobile Receivables Trust Series 2006-AF, Class A3
2,000,000	5.560	09/06/11	2,008,883
Banc of America Securities Auto Trust Series 2006-G1, Class A3
375,000	5.180	06/18/10	375,645
Capital Auto Receivables Asset Trust Series 2007-3, Class A3A
2,000,000	5.020	09/15/11	2,006,718
Capital One Auto Finance Trust Series 2006-A, Class A3
2,980,235	5.330	11/15/10	2,983,333
Capital One Prime Auto Receivables Trust Series 2007-2, Class A3
2,000,000	4.890	01/17/12	2,002,840
Carmax Auto Owner Trust Series 2005-2, Class A3
314,150	4.210	01/15/10	313,011
Chase Manhattan Auto Owner Trust Series 2006-B, Class A4
625,000	5.110	04/15/14	628,925
Daimler Chrysler Auto Trust Series 2006-D, Class A3
500,000	4.980	02/08/11	500,270
Ford Credit Auto Owner Trust Series 2005-C, Class A3
254,525	4.300	08/15/09	253,864
Harley-Davidson Motorcycle Trust Series 2006-2, Class A2
750,000	5.350	03/15/13	755,766
Household Automotive Trust Series 2005-2, Class A3
243,025	4.370	05/17/10	242,217
Long Beach Auto Receivables Trust Series 2005-A, Class A3
260,866	4.080	06/15/10	259,750
Long Beach Auto Receivables Trust Series 2006-A, Class A4
2,500,000	5.500	05/15/13	2,526,126
National City Auto Receivables Trust Series 2004-A, Class A4
193,082	2.880	05/15/11	190,927
Nissan Auto Receivables Owner Trust Series 2006-B, Class A3
330,622	5.160	02/15/10	330,817
Nissan Auto Receivables Owner Trust Series 2007-B, Class A3
1,500,000	5.030	05/16/11	1,507,051
Triad Auto Receivables Owner Trust Series 2004-A, Class A4
322,993	2.500	09/13/10	319,463
USAA Auto Owner Trust Series 2007-2, Class A3
2,500,000	4.900	02/15/12	2,506,233
World Omni Auto Receivables Trust Series 2005-A, Class A4
550,000	3.820	11/14/11	545,253

			20,646,662

Credit Card – 3.9%
Bank of America Credit Card Trust Series 2006-A16, Class A16
425,000	4.720	05/15/13	423,865
Capital One Multi-Asset Execution Trust Series 2007-A9, Class A9
5,600,000	4.950	08/15/12	5,613,399
Chase Issuance Trust Series 2007-A15, Class A
2,500,000	4.960	09/17/12	2,504,168
Citibank Credit Card Issuance Trust Series 2003-A3, Class A3
400,000	3.100	03/10/10	397,304
Citibank Credit Card Issuance Trust Series 2005-B1, Class B1
750,000	4.400	09/15/10	745,402
Discover Card Master Trust I Series 2003-2, Class B
500,000	3.850	08/15/10	497,265
MBNA Credit Card Master Note Trust Series 2005-A7, Class A7
750,000	4.300	02/15/11	746,599

			10,928,002

Home Equity(c) – 0.6%
Aegis Asset Backed Securities Trust Series 2006-1, Class A1
250,460	4.936	01/25/37	247,464
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
46,579	6.745	06/25/28	42,416
Centex Home Equity Series 2004-D, Class MV3
750,000	5.873	09/25/34	702,419
Countrywide Asset-Backed Certificates Series 2006-20, Class 2A1
304,474	4.923	04/25/37	301,380
Fremont Home Loan Trust Series 2005-E, Class 2A2
166,948	5.043	01/25/36	166,566
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
300,000	6.373	05/25/34	279,453

			1,739,698

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Asset-Backed Securities – (continued)

Manufactured Housing – 0.3%
CNH Equipment Trust Series 2006-A, Class A3
$700,000	5.200%	08/16/10	$701,481
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
115,188	4.350	05/15/14	110,998

			812,479

Student Loan(a) – 0.1%
GCO Slims Trust Series 2006-1A Class Note
313,664	5.720	03/01/22	307,673

TOTAL ASSET-BACKED SECURITIES
(Cost $34,414,628)			$34,434,514

Commercial Paper – 1.1%

Galleon Capital Corp.
$3,067,000	5.294%	11/01/07	$3,067,000
(Cost $3,067,000)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 63.2%
(Cost $178,237,622)			$$178,399,451

Repurchase Agreement(e) – 38.1%

Joint Repurchase Agreement Account II
$107,400,000	4.933	11/01/07	$107,400,000
Maturity Value: $107,414,717
(Cost $107,400,000)

TOTAL INVESTMENTS – 101.3%
(Cost $285,637,622)			$$285,799,451

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3)%			(3,600,610)

NET ASSETS – 100.0%			$282,198,841

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $11,755,695, which represents approximately 4.2% of net assets as of October 31, 2007.

(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(d)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(e)	Joint repurchase agreement was entered into on October 31, 2007. Additional information appears on page 33.

Investment Abbreviations:
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At October 31, 2007, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	187	December 2007	$44,529,375	$152,412
Eurodollars	142	March 2008	33,904,275	144,580
Eurodollars	55	June 2008	13,147,750	36,138
Eurodollars	7	September 2008	1,674,575	8,152
2 Year U.S. Treasury Notes	(141)	December 2007	(29,202,422)	(97,848)
5 Year U.S. Treasury Notes	(215)	December 2007	(23,078,906)	(85,359)

TOTAL				$158,075

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
INTEREST RATE SWAP CONTRACT — At October 31, 2007, the Fund had an outstanding swap contract with the following terms:

Rates Exchanged

	Notional		Payments	Payments
	Amount	Termination	received by	made by	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	Loss

JPMorgan Securities, Inc.	$20,000	02/17/11	3 month LIBOR	5.091%	$(239,413)

Investment Abbreviation:
LIBOR	—	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND
Schedule of Investments
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – 67.4%

Collateralized Mortgage Obligations – 14.2%
Adjustable Rate Non-Agency(a) – 9.2%
American Home Mortgage Assets Series 2006-3, Class 1A1
$4,483,095	5.903%	10/25/46	$4,362,086
American Home Mortgage Assets Series 2006-3, Class 2A11
4,285,194	5.873	10/25/46	4,174,207
American Home Mortgage Assets Series 2007-1, Class A1
4,508,687	5.633	02/25/47	4,387,516
Banc of America Funding Corp. Series 2007-D, Class 1A5
1,200,000	5.278	06/20/47	1,157,256
Bank of America Mortgage Securities Series 2002-J, Class A2
421,431	7.520	09/25/32	419,946
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-5, Class 1A1
90,415	6.955	08/25/33	90,023
Chase Mortgage Finance Corp. Series 2007-A-1, Class 5A1
914,737	4.169	02/25/37	903,514
Countrywide Alternative Loan Trust Series 2005-38, Class A1
389,693	6.433	09/25/35	386,832
Countrywide Home Loans Series 2003-37, Class 1A1
57,884	7.413	08/25/33	59,213
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
1,887,742	5.129	03/25/33	1,892,779
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
3,422,312	6.029	08/19/36	3,483,064
Indy Mac Index Mortgage Loan Trust Series 2004-AR4, Class 1A
602,139	6.933	08/25/34	603,963
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1
933,457	4.199	07/25/35	920,339
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
893,472	4.756	07/25/35	886,574
JPMorgan Mortgage Trust Series 2007-A1, Class 4A2
920,894	4.071	07/25/35	906,584
JPMorgan Mortgage Trust Series 2007-A1, Class 5A2
888,612	4.767	07/25/35	881,122
Luminent Mortgage Trust Series 2006-5, Class A1A
713,340	5.063	07/25/36	697,504
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
1,795,322	5.983	01/25/46	1,760,595
Sequoia Mortgage Trust Series 2004-10, Class A3A
2,054,000	5.409	11/20/34	2,022,611
Structured Adjustable Rate Mortgage Loan Trust Series 2007-10, Class 1A1
5,000,000	6.000	11/25/37	4,976,563
Structured Asset Mortgage Investments, Inc. Series 2007-AR3, Class 2A1
4,924,890	5.063	09/25/47	4,850,808
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR5, Class 4A
3,052,010	5.923	07/25/46	2,985,323
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
4,691,324	5.110	10/25/35	4,663,407

			47,471,829

Interest Only(b) – 0.0%
FHLMC Series 2586, Class NX
2,350,705	4.500	08/15/16	213,476
FNMA REMIC Trust Series 1990-145, Class B
1,774	1,004.961	12/25/20	31,704

			245,180

Inverse Floaters(a) – 0.1%
FHLMC Series 1606, Class SC
476,673	9.307	11/15/08	478,955

Inverse Floating Rate – Interest Only(a)(b) – 0.0%
FNMA REMIC Trust Series 1996-20, Class SB
370,703	9.189	10/25/08	14,726
FNMA Series 1996-40, Class SG
541,233	7.489	03/25/09	20,277

			35,003

Planned Amortization Class – 0.7%
FHLMC Series 2113, Class TE
2,234,517	6.000	01/15/14	2,265,166
FNMA REMIC Trust Series 1992-193, Class HD
12,172	7.000	11/25/07	12,133
FNMA REMIC Trust Series 1993-225, Class WC
1,087,604	6.500	12/25/13	1,122,722

			3,400,021

Regular Floater(a) – 2.8%
BCAP LLC Trust Series 2006-RR1, Class CF
823,737	5.771	11/25/36	820,570
Collateralized Mortgage Securities Corp. Series N, Class 2
292,523	6.105	08/25/17	293,397
FHLMC Series 1509, Class F
516,767	6.125	04/15/08	516,914
FHLMC Series 1606, Class FC
1,749,972	5.259	11/15/08	1,745,469
FHLMC Series 1612, Class FD
190,434	5.259	11/15/08	189,760
FHLMC Series 1661, Class FD
1,035,353	6.375	01/15/09	1,035,890
FHLMC Series 1826, Class F
201,613	5.525	09/15/21	202,300
FHLMC Series 3152, Class NX(d)
1,985,823	0.000	05/15/36	2,023,402
FHLMC Series 3171, Class FL(d)
1,203,737	0.000	01/15/36	1,166,208
FHLMC Series 3211, Class TX(d)
1,930,709	0.000	09/15/36	2,168,697
FNMA REMIC Trust Series 1993-190, Class F
911,116	5.409	10/25/08	908,384
FNMA REMIC Trust Series 1993-196, Class FD
80,589	5.259	10/25/08	80,253
FNMA REMIC Trust Series 1993-214, Class FA
277,678	5.675	12/25/08	278,727
FNMA REMIC Trust Series 1993-233, Class FA
175,941	5.259	12/25/08	175,728

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Regular Floater(a) – (continued)
FNMA Series 1993-231, Class FE
$852,651	5.775%	12/25/08	$855,728
FNMA Series 1998-66, Class FC
357,162	5.545	11/17/28	359,255
FNMA Series 2001-70, Class OF
1,821,383	5.823	10/25/31	1,858,351

			14,679,033

Sequential Fixed Rate – 1.2%
FHLMC Series 1423, Class FF
96,130	7.000	12/15/07	95,946
FHLMC Series 1720, Class PJ
829,599	7.250	01/15/24	841,565
First Nationwide Trust Series 2001-4, Class 1A1
576,067	6.750	09/21/31	574,667
FNMA REMIC Trust Series 1996-14, Class J
145,054	6.150	03/25/09	145,537
FNMA Series 1994-72, Class J
4,713,611	6.000	06/25/23	4,730,551

			6,388,266

Support – 0.2%
FHLMC Series 1639, Class M
941,885	6.000	12/15/08	942,761

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$73,641,048

Commercial Mortgage Backed Securities(a)(b)(c) – 0.8%
Interest Only – 0.8%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2001-TOP2, Class X2
142,041,083	1.053	02/15/35	786,851
Salomon Brothers Mortgage Securities VII Series 2002-Key2, Class X2
88,598,000	2.068	03/18/36	3,327,129

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES			$4,113,980

Federal Agencies – 52.4%
Adjustable Rate FHLMC(a) – 5.5%
108,850	5.474	08/01/16	109,584
137,055	6.243	08/01/18	138,055
631,985	5.850	11/01/18	639,251
113,217	5.919	11/01/18	115,842
31,708	5.982	02/01/19	31,963
33,735	7.373	02/01/19	34,172
101,302	5.543	03/01/19	102,233
50,385	6.265	03/01/19	50,715
108,040	5.456	06/01/19	108,700
89,962	6.153	07/01/19	90,535
1,403,788	6.307	11/01/19	1,405,287
1,287,006	7.154	11/01/19	1,343,279
125,007	5.614	01/01/20	126,204
139,762	5.543	05/01/21	141,642
39,802	6.166	01/01/25	40,923
102,609	5.543	10/01/26	103,296
1,166,514	6.727	08/01/28	1,208,912
774,005	7.371	05/01/29	783,914
84,973	5.543	06/01/29	85,720
44,294	6.450	09/01/29	44,974
2,626,670	7.248	03/01/30	2,691,182
110,493	5.549	04/01/30	111,060
133,946	5.557	06/01/30	134,617
373,632	7.501	12/01/30	377,337
7,827	7.158	01/01/31	7,898
131,100	5.531	02/01/31	132,226
29,472	7.040	05/01/31	29,809
36,743	6.283	06/01/31	37,372
13,186	7.383	11/01/31	13,451
4,187,036	7.385	12/01/31	4,328,204
2,664,558	7.556	12/01/31	2,753,116
16,677	7.375	10/01/32	16,829
8,132	6.985	02/01/33	8,216
1,884,633	3.950	07/01/33	1,879,420
2,671,133	3.891	09/01/33	2,669,615
113,989	4.396	11/01/33	113,621
1,031,445	6.006	05/01/35	1,051,351
5,451,775	4.582	08/01/35	5,410,175

			28,470,700

Adjustable Rate FNMA(a) – 16.6%
687,538	6.760	04/01/17	712,305
133,572	5.533	08/01/17	133,856
128,210	5.474	09/01/17	128,123
216,292	5.543	09/01/17	216,744
57,946	6.815	11/01/17	58,020
61,393	5.625	12/01/17	61,713
61,902	6.152	12/01/17	62,357
162,290	5.530	03/01/18	162,629
465,285	5.696	03/01/18	467,764
1,637,174	5.691	07/01/18	1,645,898
85,248	5.502	10/01/18	85,171
368,327	5.543	10/01/18	365,516
524,420	5.793	10/01/18	529,985
252,779	6.601	10/01/18	255,199
11,427	6.577	11/01/18	11,410
74,704	5.875	12/01/18	75,225
231,220	5.541	01/01/19	232,380
43,247	5.464	04/01/19	43,328
757,256	5.960	04/01/19	762,724
443,846	5.533	05/01/19	444,735
1,748,366	5.543	05/01/19	1,764,442
388,052	5.836	06/01/19	390,812
277,981	6.006	06/01/19	281,074
289,049	7.088	07/01/19	299,418
512,977	5.795	08/01/19	518,595
625,783	5.974	08/01/19	630,308
13,230	7.180	09/01/19	13,347
56,474	5.793	11/01/19	56,874
2,379,490	7.367	11/01/19	2,440,493
26,959	5.750	04/01/20	27,212

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Adjustable Rate FNMA(a) – (continued)
$737,693	7.385%	05/01/20	$770,078
690,513	5.577	06/01/20	696,910
211,392	5.811	06/01/20	213,639
346,701	5.820	11/01/20	350,507
722,072	5.978	12/25/20	721,843
468,380	6.078	03/01/21	474,754
171,121	6.999	09/01/21	172,671
111,945	5.955	12/01/21	113,293
1,718,728	5.992	01/01/22	1,757,626
57,389	7.163	02/01/22	59,919
166,079	6.180	05/20/22	168,322
5,136,247	6.811	12/01/22	5,172,478
410,425	7.112	02/01/23	413,339
11,797	6.219	12/01/23	11,933
794,310	7.231	01/01/24	805,309
780,838	7.300	03/01/24	805,906
8,275,128	5.858	04/01/24	8,381,471
804,245	6.149	06/20/24	817,498
42,602	6.126	08/01/24	43,176
257,622	6.829	01/01/25	267,195
470,298	6.976	02/01/27	472,224
1,698,945	5.499	03/25/27	1,655,174
67,736	5.533	06/01/27	68,425
47,326	5.533	12/01/27	47,807
92,084	5.533	01/01/28	93,086
227,933	7.183	05/01/28	229,298
37,522	7.124	09/01/28	37,576
774,863	5.980	01/01/29	783,532
43,940	5.543	06/01/29	44,423
30,651	5.585	06/01/29	30,989
24,802	7.059	06/01/29	24,848
1,326,729	6.330	05/01/30	1,350,744
5,375	7.760	02/01/31	5,437
101,205	7.244	05/01/31	101,335
321,381	7.125	06/01/31	323,832
1,618,491	5.681	07/01/31	1,642,836
193,719	6.102	08/01/31	195,527
45,237	7.027	08/01/31	45,464
357,995	7.035	08/01/31	360,712
608,738	5.534	11/01/31	613,998
280,178	6.990	12/01/31	281,608
187,820	6.490	01/01/32	189,821
252,850	6.570	02/01/32	255,739
29,269	6.543	03/01/32	29,734
62,518	6.640	03/01/32	62,096
805,693	7.417	03/01/32	813,060
886,493	5.527	04/01/32	902,765
110,767	7.125	04/01/32	112,715
83,065	6.742	05/01/32	84,101
316,928	6.367	07/01/32	323,483
34,775	5.400	08/01/32	34,930
840,199	5.159	09/01/32	840,945
53,982	6.574	09/01/32	54,538
216,479	6.719	09/01/32	219,482
53,587	7.000	09/01/32	54,193
31,087	7.300	09/01/32	31,511
60,157	7.311	10/01/32	60,833
15,746	6.959	12/01/32	15,984
723,920	5.012	01/01/33	737,896
1,895,704	4.916	02/01/33	1,894,591
8,153,689	4.714	03/01/33	8,164,736
121,298	3.973	04/01/33	121,541
309,932	5.165	04/01/33	316,705
1,163,085	4.507	05/01/33	1,179,188
7,601,003	4.590	05/01/33	7,684,123
1,594,800	4.622	05/01/33	1,622,093
3,729,473	3.873	07/01/33	3,726,694
2,823,097	4.156	08/01/33	2,847,424
100,520	6.254	08/01/33	101,514
253,089	4.256	01/01/34	251,171
51,566	7.170	02/01/34	52,093
3,577,511	4.709	10/01/34	3,558,538
2,257,740	4.363	04/01/35	2,224,785
2,302,213	4.658	10/01/35	2,317,693
45,197	5.549	05/01/36	45,716
12,811	7.146	11/01/38	12,949
249,813	6.383	06/01/40	250,954
1,022,044	6.629	07/01/40	1,040,046
31,819	6.183	02/01/41	32,036

			85,772,815

Adjustable Rate GNMA(a) – 6.3%
4,183,866	4.750	04/20/34	4,168,805
19,099,747	4.500	08/20/34	19,281,949
3,042,470	4.750	08/20/34	3,068,953
5,843,647	4.500	12/20/34	5,842,826

			32,362,533

FHLMC – 3.5%
755,838	7.000	02/01/09	764,419
438,345	7.000	03/01/09	445,268
843,166	7.000	04/01/09	850,615
408,763	7.000	05/01/09	416,090
420,584	7.000	06/01/09	428,123
187,354	7.500	06/01/09	189,477
190,340	6.500	03/01/13	194,331
361,052	6.500	04/01/13	368,622
168,333	6.500	05/01/13	171,863
384,929	6.500	06/01/13	393,001
755,459	5.000	12/01/13	756,510
903,535	4.000	01/01/14	883,688
2,689,517	8.000	12/01/15	2,783,062
479,683	6.000	05/01/17	488,323
617,532	7.000	04/01/21	645,711
343,652	7.000	08/01/21	359,333
2,481,666	7.000	03/01/22	2,591,179
939,178	7.000	05/01/22	980,623
3,888,965	7.000	06/01/22	4,060,580
41,468	7.000	12/01/25	43,432

			17,814,250

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value
Mortgage-Backed Obligations – (continued)

FHLMC – (continued)
FNMA – 20.5%
$5,469,540	4.000%		05/01/10	$5,344,874
6,177,860	4.000		06/01/10	6,040,975
1,090,786	6.000		09/01/11	1,107,282
1,391,260	6.500		04/01/12	1,426,823
3,013,667	6.000		05/01/12	3,060,110
608,691	6.500		05/01/12	624,465
2,090,371	6.000		06/01/12	2,122,587
657,982	6.500		06/01/12	675,481
10,095,288	5.500		01/01/13	10,153,720
2,327,707	4.500		08/01/13	2,302,737
10,180,299	4.500		09/01/13	10,076,869
1,154,247	8.000		01/01/16	1,211,059
844,045	7.000		03/01/17	877,828
273,036	7.000		05/01/17	283,964
8,928,220	5.500		03/01/18	8,967,708
1,080,204	5.500		04/01/18	1,084,981
315,749	7.000		07/01/21	331,032
487,962	7.000		11/01/21	511,582
289,320	7.000		12/01/21	303,324
439,682	7.000		01/01/22	460,964
96,481	7.000		02/01/22	101,151
296,637	7.000		01/01/28	310,823
410,920	6.500		04/01/33	422,421
1,655,257	7.000		04/01/37	1,716,711
17,488,840	7.500		10/01/37	18,143,512
5,425,800	8.000		10/01/37	5,636,050
22,000,000	7.000		TBA- 15yr(e )	22,783,750

				106,082,783

GNMA – 0.0%
48,121	7.000		12/15/25	51,026
125,401	7.000		04/15/26	132,226

				183,252

TOTAL FEDERAL AGENCIES				$270,686,333

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $350,014,721)				$348,441,361

Agency Debentures – 5.8%

FHLB
10,000,000	5.125	%(f)	12/29/08	10,080,160
20,000,000	5.250		01/16/09	20,171,700

TOTAL AGENCY DEBENTURES
(Cost $30,176,377)				$30,251,860

Asset-Backed Security(a) – 0.2%

Home Equity – 0.2%
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A
$1,188,180	5.311%		12/15/29	$1,152,906
(Cost 1,185,766)

U.S. Treasury Obligations(g)(h) — 0.1%

United States Treasury Principal-Only STRIPS
700,000	0.000		11/15/21	$353,314
(Cost $330,546)

Commercial Paper – 1.8%

Galleon Capital Corp.
9,060,000	5.294		11/01/07	$9,060,000
(Cost $9,060,000)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT AND SECURITIES LENDING COLLATERAL
(Cost $390,767,410)				$389,259,441

Repurchase Agreement(i) – 27.7%

Joint Repurchase Agreement Account II
143,400,000	4.933		11/01/07	143,400,000
Maturity Value: $143,419,650
(Cost $143,400,000)

	Interest
Shares	Rate	Value
Securities Lending Collateral(a) – 0.1%

Securities Lending Quality Trust
366,625	5.120%	$366,625
(Cost $366,625)

TOTAL INVESTMENTS – 103.1%
(Cost $534,534,035)		$533,026,066

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.1)%		(15,893,566)

NET ASSETS — 100.0%		$517,132,500

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND
Schedule of Investments (continued)
October 31, 2007

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(b)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,113,980, which represents approximately 0.8% of net assets as of October 31, 2007.

(d)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $22,783,750 which represents approximately 4.4% of net assets as of October 31, 2007.

(f)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(g)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	All or a portion of security is on loan.

(i)	Joint repurchase agreement was entered into on October 31, 2007. Additional information appears on page 33.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At October 31, 2007, the following futures contracts were open:

	Number of			Unrealized
	Contracts	Settlement	Notional	Gain
Type	Long (Short)	Month	Value	(Loss)

Eurodollars	331	December 2007	$78,819,375	$249,555
Eurodollars	139	March 2008	33,187,988	36,114
Eurodollars	107	June 2008	25,578,350	35,972
Eurodollars	15	September 2008	3,588,375	17,468
Eurodollars	15	December 2008	3,588,750	18,968
Eurodollars	(15)	March 2009	(3,587,063)	(3,801)
Eurodollars	(15)	June 2009	(3,583,500)	(3,989)
U.S. Treasury Bonds	(233)	December 2007	(26,234,344)	(23,283)
2 Year U.S. Treasury Notes	(168)	December 2007	(34,794,375)	(69,943)
5 Year U.S. Treasury Notes	243	December 2007	26,084,531	(99,088)
10 Year U.S. Treasury Notes	(160)	December 2007	(17,602,500)	(111,161)

TOTAL				$46,812

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
INTEREST RATE SWAP CONTRACTS — At October 31, 2007, the Fund had outstanding swap contracts with the following terms:

				Rates Exchanged

	Notional			Payments	Payments	Upfront Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Banc of America Securities LLC	$3,300	(a)	12/19/12	5.000%	3 month LIBOR	$17,088	$8,721
	7,500	(a)	12/19/14	3 month LIBOR	5.000%	60,301	(77,855)
	41,000		11/12/19	3 month LIBOR	5.068	—	(111,715)
Bear Stearns & Co., Inc.	5,400		08/20/12	3 month LIBOR	5.282	—	(164,688)
	12,900	(a)	12/19/12	5.000	3 month LIBOR	(173,522)	274,410
	19,600	(a)	12/19/14	5.000	3 month LIBOR	(495,054)	540,929
	38,300	(a)	12/19/14	3 month LIBOR	5.000	101,822	(191,466)
	1,400	(a)	12/19/17	5.250	3 month LIBOR	23,864	—
	1,400	(a)	12/19/27	3 month LIBOR	5.250	2,084	—
	2,800	(a)	12/19/37	5.250	3 month LIBOR	(194,761)	152,631
Deutsche Bank Securities, Inc.	8,500	(a)	12/19/12	5.000	3 month LIBOR	(117,994)	184,470
	3,200	(a)	12/19/17	5.250	3 month LIBOR	50,880	—
	3,200	(a)	12/19/27	3 month LIBOR	5.250	6,640	—
JPMorgan Securities Inc.	30,000		02/17/11	3 month LIBOR	5.091	—	(356,320)
	11,000	(a)	12/19/12	3 month LIBOR	5.000	(50,790)	(35,238)
	78,100	(a)	12/19/14	5.000	3 month LIBOR	(3,154,461)	3,337,260

TOTAL						$(3,923,903)	$3,561,139

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of cash flows and associated accruals occur subsequent to October 31, 2007.

Investment Abbreviation:
LIBOR	—	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
Schedule of Investments
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – 55.1%

Collateralized Mortgage Obligations – 4.2%
Interest Only(b) – 0.0%
FHLMC Series 2575, Class IB
$1,914,052	5.500%	08/15/30	$193,365
FHLMC Series 2586, Class NX
1,312,397	4.500	08/15/16	119,183

			312,548

Inverse Floaters(a) – 0.0%
FNMA REMIC Trust Series 1990-134, Class SC
53,544	14.288	11/25/20	66,734
GNMA Series 2001-59, Class SA
20,206	9.880	11/16/24	23,079

			89,813

IOette(b) – 0.0%
FHLMC Series 1161, Class U
1,278	1,172.807	11/15/21	1,273

Planned Amortization Class – 0.5%
FHLMC Series 1475, Class K
44,118	7.000	02/15/08	44,033
FHLMC Series 1556, Class H
1,163,804	6.500	08/15/13	1,188,301
FHLMC Series 1601, Class PL
263,148	6.000	10/15/08	262,623
FHLMC Series 1606, Class H
407,382	6.000	11/15/08	406,485
FHLMC Series 1916, Class PC
2,447,519	6.750	12/15/11	2,476,190
FHLMC Series 2812, Class OA
25,077	5.000	08/15/20	25,028
FNMA Series 1993-207, Class G
734,774	6.150	04/25/23	736,709

			5,139,369

Planned Amortization — Interest Only(b) – 0.0%
FHLMC Series 1587, Class HA
28,807	6.500	10/15/08	228

Regular Floater(a) – 2.0%
FHLMC Series 3151, Class KY(c)
2,993,021	0.000	05/15/36	3,036,863
FHLMC Series 3171, Class FL(c)
1,805,606	0.000	01/15/36	1,749,312
FHLMC Series 3211, Class TX(c)
2,896,064	0.000	09/15/36	3,253,046
FNMA REMIC Series 2006-5, Class 2A1
7,100,586	4.664	11/25/28	7,133,363
FNMA Series 1988-12, Class B
213,034	3.538	02/25/18	196,280
FNMA Series 2001-60, Class OF
2,732,074	5.823	10/25/31	2,767,071
FNMA Series 2001-70, Class OF
1,366,037	5.823	10/25/31	1,393,763

			19,529,698

Sequential Fixed Rate – 1.5%
FHLMC Series 108, Class G
568,152	8.500	12/15/20	566,595
FHLMC Series 1429, Class G
4,949	7.000	11/15/07	4,940
FHLMC Series 1564, Class H
427,428	6.500	08/15/08	427,126
FHLMC Series 1655, Class K
2,871,842	6.500	01/15/09	2,865,290
FHLMC Series 1980, Class Z
2,194,033	7.000	07/15/27	2,280,187
FHLMC Series 2019, Class Z
2,263,028	6.500	12/15/27	2,336,921
FNMA REMIC Trust Series 1989-66, Class J
788,181	7.000	09/25/19	827,174
FNMA REMIC Trust Series 1990-16, Class E
499,580	9.000	03/25/20	536,444
FNMA REMIC Trust Series 1992-33, Class K
1,753,015	8.500	03/25/18	1,825,561
FNMA REMIC Trust Series 1993-052, Class J
276,181	6.500	04/25/08	276,027
FNMA REMIC Trust Series 1993-126, Class PG
407,409	6.500	07/25/08	408,157
FNMA REMIC Trust Series 1994-18, Class D
1,507,145	6.750	02/25/24	1,512,880
FNMA Series 1988-12, Class A
269,843	10.000	02/25/18	301,838
GNMA REMIC Trust Series 1995-3, Class DQ
101,670	8.050	06/16/25	110,134

			14,279,274

Targeted Amortization Class(a)(c) – 0.2%
FHLMC REMIC Trust Series 3291, Class XC
1,047,068	0.000	03/15/37	1,043,733
FNMA REMIC Trust Series 2006-27, Class YF
837,795	0.000	04/25/36	830,518

			1,874,251

TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS			$41,226,454

Federal Agencies – 50.9%
Adjustable Rate FHLMC(a) – 5.9%
236,459	5.769	05/01/18	237,365
165,685	5.953	10/01/25	168,427
1,695,257	3.533	09/01/33	1,689,953
320,112	3.819	09/01/33	319,887
7,780,702	4.168	09/01/34	7,832,998
593,332	4.462	10/01/34	586,400
407,119	4.337	11/01/34	401,411
1,159,154	4.372	11/01/34	1,143,749
387,073	4.385	11/01/34	381,644
562,775	4.472	11/01/34	556,316
4,582,573	4.816	11/01/34	4,598,189
676,766	4.371	01/01/35	667,351
2,656,791	4.410	01/01/35	2,623,448
785,917	4.339	02/01/35	776,109
523,853	4.353	02/01/35	517,483

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Adjustable Rate FHLMC(a) – (continued)
$1,248,449	4.426%	02/01/35	$1,232,390
685,481	4.435	02/01/35	676,837
331,679	4.437	02/01/35	328,286
708,914	4.444	02/01/35	699,578
845,929	4.504	02/01/35	841,100
5,883,490	4.195	03/01/35	5,934,679
3,436,995	4.170	04/01/35	3,439,992
13,589,329	4.454	06/01/35	13,471,978
5,185,293	4.897	08/01/35	5,184,717
3,259,405	4.551	11/01/35	3,232,943

			57,543,230

Adjustable Rate FNMA(a) – 18.8%
298,145	6.766	11/01/17	303,460
475,603	5.951	02/01/18	480,880
196,057	6.890	06/01/18	202,937
365,859	7.385	05/01/20	381,920
218,122	5.844	01/01/23	223,619
967,286	6.976	02/01/27	971,247
10,432,542	6.029	08/01/29	10,567,748
244,534	5.480	07/01/32	246,909
498,141	5.621	07/01/32	500,945
1,231,815	5.284	01/01/33	1,233,069
47,061	4.610	03/01/33	46,610
8,850,660	4.250	05/01/33	8,861,689
545,006	4.670	06/01/33	543,171
398,149	4.576	07/01/33	395,276
1,691,001	3.902	08/01/33	1,707,774
5,291,495	5.533	08/01/33	5,338,615
55,471	3.666	09/01/33	55,810
49,852	4.004	12/01/33	49,764
5,951,036	4.399	02/01/34	6,003,798
3,608,064	4.218	03/01/34	3,581,679
159,985	4.401	04/01/34	158,397
3,125,293	4.924	05/01/34	3,141,589
1,921,778	5.045	05/01/34	1,931,120
3,707,177	6.256	06/01/34	3,741,728
5,795,343	4.709	10/01/34	5,764,607
223,483	4.768	10/01/34	222,435
3,537,824	5.435	10/01/34	3,569,039
1,465,481	4.566	11/01/34	1,454,712
74,273	4.650	11/01/34	73,807
2,582,362	5.731	11/01/34	2,603,514
762,017	4.527	12/01/34	755,814
3,185,075	4.679	12/01/34	3,200,816
278,872	4.323	01/01/35	275,898
903,687	4.462	01/01/35	895,201
915,405	4.487	01/01/35	907,381
952,050	4.512	01/01/35	943,621
3,503,003	4.107	02/01/35	3,531,834
533,622	4.300	02/01/35	527,395
1,290,691	4.316	02/01/35	1,298,938
2,107,665	4.435	02/01/35	2,090,087
1,449,102	4.280	03/01/35	1,459,080
785,289	4.413	03/01/35	775,989
6,013,811	5.032	03/01/35	6,008,029
3,473,930	4.117	04/01/35	3,502,143
7,205,059	4.363	04/01/35	7,099,892
1,234,665	4.664	04/01/35	1,227,899
5,833,575	4.670	04/01/35	5,794,680
1,805,143	4.303	05/01/35	1,813,227
3,988,996	4.305	05/01/35	4,024,965
1,182,821	4.403	05/01/35	1,170,888
7,816,535	4.729	08/01/35	7,755,524
5,651,248	4.724	10/01/35	5,641,636
5,236,487	7.385	04/01/36	5,333,992
9,040,530	7.334	06/01/36	9,209,823
12,949,998	7.411	07/01/36	13,203,741
30,338,192	6.837	09/01/37	31,125,842

			183,932,203

Adjustable Rate GNMA(a) – 3.7%
6,288,343	4.750	05/20/34	6,265,723
1,376,833	5.500	05/20/34	1,380,122
3,337,115	4.500	07/20/34	3,363,119
2,663,848	4.750	08/20/34	2,687,036
10,443,963	4.500	09/20/34	10,533,953
5,893,982	4.750	09/20/34	5,947,691
2,211,973	4.750	10/20/34	2,226,954
3,810,738	4.750	12/20/34	3,827,866

			36,232,464

FHLMC – 5.5%
3,918,196	4.500	05/01/08	3,899,987
9,286	7.000	01/01/09	9,452
9,678	7.000	02/01/09	9,852
7,740	7.000	03/01/09	7,808
11,730	7.000	04/01/09	11,940
18,738	7.000	05/01/09	19,074
25,012	6.500	06/01/10	25,489
318,570	6.500	07/01/10	324,643
36,734	7.000	07/01/10	37,393
638	6.500	08/01/10	650
36,794	7.000	01/01/11	37,119
26,886	7.000	12/01/12	27,555
127,948	6.500	01/01/13	130,631
104,244	6.500	04/01/13	106,430
215,884	6.500	05/01/13	220,412
99,800	6.500	06/01/13	101,892
994,881	4.000	09/01/13	974,195
66,489	6.500	10/01/13	67,883
1,036,013	4.000	11/01/13	1,014,217
1,133,189	5.000	12/01/13	1,134,765
1,355,302	4.000	01/01/14	1,325,532
1,168,122	4.000	05/01/14	1,141,316
580,203	4.500	06/01/14	573,998
2,278,803	4.500	10/01/14	2,253,162
5,868,281	5.000	10/01/14	5,876,406
1,348,923	4.000	11/01/14	1,315,355
2,401,304	4.500	11/01/14	2,375,279
1,831,823	4.000	03/01/15	1,785,107
12,362,879	4.500	03/01/15	12,222,079
918,493	4.500	08/01/15	898,942
78,386	8.500	10/01/15	84,817
930,629	8.000	12/01/15	962,997
31,738	7.000	03/01/16	33,028

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

FHLMC – (continued)
$225,130	4.500%	04/01/18	$218,318
336,452	4.500	11/01/18	326,272
468,544	4.500	05/01/19	453,691
1,084,517	4.500	04/01/20	1,051,701
739,524	4.500	08/01/20	717,147
1,836,099	7.000	04/01/22	1,917,124
36,784	7.500	01/01/31	38,838
10,330,826	7.500	12/01/36	10,716,276

			54,448,772

FNMA – 16.8%
46	7.000	11/01/07	47
2,478	7.000	12/01/07	2,483
278	7.000	05/01/08	280
93,413	7.000	09/01/08	94,133
1,137	5.500	01/01/09	1,136
1,787	7.000	12/01/09	1,814
6,641,585	4.000	05/01/10	6,490,204
37,195	8.500	05/01/10	38,305
7,001,574	4.000	06/01/10	6,846,438
75	7.000	06/01/10	76
3,052	7.000	08/01/10	3,128
1,429	7.000	01/01/11	1,440
2,323	5.500	04/01/11	2,332
1,491	5.500	07/01/11	1,490
26,695	7.000	07/01/11	27,409
294	7.000	11/01/11	296
4,124,301	5.500	01/01/13	4,148,178
1,834	5.500	04/01/13	1,844
4,843	5.500	06/01/13	4,871
2,327,707	4.500	08/01/13	2,302,737
12,299,825	4.500	09/01/13	12,174,846
6,697,139	4.000	11/01/13	6,546,236
5,046	5.500	12/01/13	5,075
56,498	6.000	01/01/14	57,518
181,337	6.000	03/01/14	184,611
24,477	5.500	04/01/14	24,545
1,187,790	4.000	01/01/15	1,156,149
591,224	4.500	01/01/15	583,349
4,242	8.500	09/01/15	4,608
248,126	8.500	10/01/15	269,549
39,992	8.500	12/01/15	43,305
6,725	5.500	04/01/16	6,767
56,262	5.500	07/01/16	56,609
10,664	5.500	11/01/16	10,729
1,381,942	5.500	01/01/17	1,390,461
31,802	5.500	02/01/17	31,998
14,969	5.500	04/01/17	15,048
82,639	5.500	10/01/17	83,079
10,312	5.500	11/01/17	10,367
63,397	5.500	01/01/18	63,735
128,874	5.500	02/01/18	129,545
410,750	5.500	03/01/18	412,941
50,550	5.500	04/01/18	50,807
63,064	5.500	06/01/18	63,373
1,084,167	5.500	07/01/18	1,088,961
426,251	5.500	08/01/18	428,137
794,329	5.500	09/01/18	797,842
33,208	5.500	10/01/18	33,371
2,229,988	5.500	12/01/18	2,243,558
4,623,366	5.500	01/01/19	4,651,794
95,892	5.500	03/01/19	96,201
2,335,350	5.500	05/01/19	2,349,728
48,833	5.500	08/01/19	49,104
150,139	7.000	11/01/19	157,462
34,636	5.500	03/01/20	34,820
824,793	5.500	06/01/20	829,193
23,359	7.000	12/01/24	24,439
6,637	7.000	07/01/27	6,947
6,337	7.000	08/01/27	6,636
9,422	7.000	10/01/28	9,860
6,797	7.000	01/01/29	7,120
9,305	7.000	11/01/29	9,749
144,268	8.000	02/01/31	151,276
8,573	7.000	04/01/31	8,974
45,517	7.000	05/01/32	47,623
23,981	7.000	06/01/32	25,091
9,046	7.000	08/01/32	9,465
3,671,137	6.000	03/01/33	3,709,418
6,418,571	6.500	04/01/33	6,598,208
9,266	7.000	10/01/33	9,661
9,375	7.000	04/01/34	9,818
204,649	7.000	08/01/36	212,334
5,599,984	7.000	11/01/36	5,807,894
457,688	7.000	01/01/37	474,681
188,636	7.000	02/01/37	195,639
5,979,665	7.000	03/01/37	6,201,671
3,310,514	7.000	04/01/37	3,433,423
233,884	7.000	06/01/37	242,566
294,872	7.000	08/01/37	305,818
13,714,687	7.000	09/01/37	14,223,797
4,529,669	7.500	09/01/37	4,740,104
2,517,100	8.500	09/01/37	2,614,638
6,044,265	7.000	10/01/37	6,267,741
21,337,950	7.500	10/01/37	22,334,078
17,381,190	8.000	10/01/37	18,022,121
1,529,284	7.500	09/01/47	1,582,809
11,000,000	7.000	TBA-15yr(d )	11,391,875

			164,789,536

GNMA – 0.2%
17,300	6.500	06/15/08	17,406
6,887	6.500	07/15/08	6,929
27,884	6.500	08/15/08	28,056
15,668	6.500	09/15/08	15,765
4,432	6.500	10/15/08	4,459
1,112	6.500	11/15/08	1,119
5,288	9.000	12/15/08	5,381
2,292	6.500	01/15/09	2,323
7,272	9.000	01/15/09	7,540
279	6.500	03/15/09	281
1,469	6.500	04/15/09	1,488
20,344	6.500	05/15/09	20,611
3,640	6.500	07/15/09	3,688
5,866	6.500	11/15/09	5,943
1,686	9.000	01/15/10	1,778

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value
Mortgage-Backed Obligations – (continued)

GNMA – (continued)
$34,173	9.000%		07/15/12	$37,066
1,854,361	5.500		07/15/20	1,861,489

				2,021,322

TOTAL FEDERAL AGENCIES				$498,967,527

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $539,044,301)				$540,193,981

Agency Debentures – 21.4%

FHLB
$21,500,000	4.000	%(a)	12/03/07	$21,468,063
39,000,000	4.800	(f)	05/02/08	39,030,771
7,000,000	3.790		11/28/08	6,949,999

FHLMC
5,000,000	3.500		04/15/08	4,973,320
19,000,000	4.480		09/19/08	18,989,284

FNMA
10,000,000	3.550		11/16/07	9,995,070
9,700,000	3.650		11/30/07	9,691,581
6,500,000	4.000	(e)	01/20/09	6,463,815
90,000,000	5.125	(f)	07/13/09	91,107,540

Small Business Administration
322,942	7.200		06/01/17	334,633
591,469	6.300		05/01/18	606,649
656,267	6.300		06/01/18	673,264

TOTAL AGENCY DEBENTURES
(Cost $209,316,527)				$210,283,989

U.S. Treasury Obligations(f) – 3.0%

United States Treasury Bonds
$300,000	4.500%		02/15/36	$288,000
United States Treasury Notes
24,300,000	4.875		08/15/09	24,678,353
4,100,000	4.500		02/15/16	4,131,070

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $28,612,055)				$29,097,423

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT AND SECURITIES LENDING COLLATERAL
(Cost $776,972,883)				$779,575,393

Repurchase Agreement(g) – 20.7%

Joint Repurchase Agreement Account II
$202,700,000	4.933%		11/01/07	$202,700,000
Maturity Value: $202,727,776
(Cost $202,700,000)

	Interest
Shares	Rate	Value
Securities Lending Collateral(a) – 16.6%

Securities Lending Quality Trust
162,889,664	5.120%	$162,889,664
(Cost $162,889,664)

TOTAL INVESTMENTS – 116.8%
(Cost $1,142,562,547)		$1,145,165,057

LIABILITIES IN EXCESS OF OTHER ASSETS – (16.8)%		(164,503,200)

NET ASSETS – 100.0%		$980,661,857

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(b)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Security is issued with a zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $11,391,875 which represents approximately 1.2% of net assets as of October 31, 2007.

(e)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(f)	All or a portion of security is on loan.

(g)	Joint repurchase agreement was entered into on October 31, 2007. Additional information appears on page 33.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
Schedule of Investments (continued)
October 31, 2007
ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At October 31, 2007, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	185	December 2007	$44,053,125	$43,309
Eurodollars	135	March 2008	32,232,937	21,479
Eurodollars	220	September 2008	52,629,500	495,110
Eurodollars	220	December 2008	52,635,000	509,610
Eurodollars	220	March 2009	52,610,250	501,990
Eurodollars	20	June 2009	4,778,000	23,670
U.S. Treasury Bonds	(640)	December 2007	(72,060,000)	(432,652)
2 Year U.S. Treasury Notes	2,713	December 2007	561,887,737	1,571,586
5 Year U.S. Treasury Notes	724	December 2007	77,716,875	(222,464)
10 Year U.S. Treasury Notes	(167)	December 2007	(18,372,609)	(131,238)
10 Year U.S. Treasury Notes	209	March 2008	22,914,891	203,128

TOTAL				$2,583,528

INTEREST RATE SWAP CONTRACTS — At October 31, 2007, the Fund had outstanding swap contracts with the following terms:

				Rates Exchanged
						Upfront
	Notional			Payments	Payments	Payments made
	Amount		Termination	received by	made by	(received) by	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	the Fund	Gain (Loss)

Banc of America Securities LLC	$21,200	(a)	12/19/14	3 month LIBOR	5.000%	$162,688	$(212,308)
Bear Stearns & Co., Inc.	5,300		08/20/12	3 month LIBOR	5.282	—	(161,638)
	27,600	(a)	12/19/14	3 month LIBOR	5.000	38,199	(102,800)
	19,200	(a)	12/19/14	5.000%	3 month LIBOR	(484,951)	529,890
	1,800	(a)	12/19/17	5.250	3 month LIBOR	30,682	—
	1,800	(a)	12/19/27	3 month LIBOR	5.250	2,680	—
	6,700	(a)	12/19/37	5.250	3 month LIBOR	(466,035)	365,225
Deutsche Bank Securities, Inc	4,200	(a)	12/19/17	5.250	3 month LIBOR	66,780	—
	4,200	(a)	12/19/27	3 month LIBOR	5.250	8,715	—
JPMorgan Securities, Inc.	55,000		02/17/11	3 month LIBOR	5.091	—	(653,253)
	35,300	(a)	12/19/12	3 month LIBOR	5.000	932,451	(1,208,523)
	115,200	(a)	12/19/14	5.000	3 month LIBOR	(4,652,930)	4,922,565
	50,000		03/07/16	3 month LIBOR	5.183	—	(479,929)

TOTAL						$(4,361,721)	$2,999,229

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of cash flows and associated accruals occur subsequent to October 31, 2007.

Investment Abbreviation:
LIBOR	—	London Interbank Offered Rate

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2007, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Enhanced Income	$107,400,000

Ultra-Short Duration Government	143,400,000

Short Duration Government	202,700,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$2,500,000,000	4.93%	11/01/07	$2,500,342,361

Banc of America Securities LLC	4,000,000,000	4.93	11/01/07	4,000,547,778

Barclays Capital PLC	2,100,000,000	4.92	11/01/07	2,100,287,000

Barclays Capital PLC	500,000,000	4.93	11/01/07	500,068,472

Bear Stearns	250,000,000	4.95	11/01/07	250,034,375

Citigroup Global Markets, Inc.	3,000,000,000	4.95	11/01/07	3,000,412,500

Credit Suisse Securities (USA) LLC	2,000,000,000	4.96	11/01/07	2,000,275,556

Deutsche Bank Securities, Inc	3,000,000,000	4.92	11/01/07	3,000,410,000

Deutsche Bank Securities, Inc.	1,000,000,000	4.93	11/01/07	1,000,136,944

Deutsche Bank Securities, Inc.	1,000,000,000	4.95	11/01/07	1,000,137,500

Greenwich Capital Markets	1,000,000,000	4.95	11/01/07	1,000,137,500

Lehman Brothers Holdings, Inc.	1,000,000,000	4.90	11/01/07	1,000,136,111

Merrill Lynch	1,500,000,000	4.93	11/01/07	1,500,205,417

Morgan Stanley & Co.	1,000,000,000	4.93	11/01/07	1,000,136,944

UBS Securities LLC	1,000,000,000	4.92	11/01/07	1,000,136,667

Wachovia Bank	250,000,000	4.93	11/01/07	250,034,236

TOTAL				$25,103,439,361

At October 31, 2007, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 4.400% to 5.820%, due 07/23/08 to 07/26/32; Federal Home Loan Bank, 0.000% to 6.640%, due 11/02/07 to 05/15/24; Federal Home Loan Mortgage Association, 0.000% to 11.000%, due 11/19/07 to 10/01/37; Federal National Mortgage Association, 0.000% to 10.500%, due 11/07/07 to 10/01/47 and Government National Mortgage Association, 6.000%, due 02/15/33. The aggregate market value of the collateral, including accrued interest, was $25,696,700,613.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Statements of Assets and Liabilities
October 31, 2007

		Ultra-Short
	Enhanced Income	Duration	Short Duration
	Fund	Government Fund	Government Fund

Assets:

Investments in securities, at value (identified cost $178,237,622, $390,767,410 and $776,972,883, respectively) (a)	$178,399,451	$389,259,441	$779,575,393
Repurchase agreements, at value which equals cost	107,400,000	143,400,000	202,700,000
Securities lending collateral, at value which equals cost	—	366,625	162,889,664
Cash(b)	147,741	6,277,013	4,556,422
Receivables:
Investment securities sold	5,334	45,054,162	22,737,323
Interest	1,904,883	2,380,395	5,915,378
Fund shares sold	3,700	780,195	1,344,636
Due from broker-variation margin	85,374	179,276	—
Reimbursement from investment adviser	53,618	58,104	105,844
Securities lending income	332	13,528	63,525
Swap contracts, at value (includes upfront payments received of $0, $3,840,475 and $5,029,024, respectively)	—	505,315	423,431
Other assets	395	975	1,809

Total assets	288,000,828	588,275,029	1,180,313,425

Liabilities:

Payables:
Investment securities purchased	854,899	67,255,336	22,898,858
Payable upon return of securities loaned	—	366,625	162,889,664
Fund shares repurchased	4,357,770	1,380,510	9,769,111
Income distribution	98,932	790,250	387,369
Amounts owed to affiliates	74,431	212,484	564,215
Due to broker-variation margin	—	—	1,033,985
Swap premiums received	—	83,468	108,856
Swap contracts, at value (includes upfront payments made (received) of $0, $83,428 and ($667,303), respectively)	239,413	868,079	1,785,923
Accrued expenses	176,542	185,777	213,587

Total liabilities	5,801,987	71,142,529	199,651,568

Net Assets:

Paid-in capital	361,594,075	665,417,394	1,003,219,243
Accumulated undistributed net investment income	2,956,463	2,658,647	2,517,491
Accumulated net realized loss on investments, futures and swaps	(82,432,188)	(153,043,523)	(33,260,144)
Net unrealized gain on investments, futures and swaps	80,491	2,099,982	8,185,267

NET ASSETS	$282,198,841	$517,132,500	$980,661,857

Net Assets:
Class A	$40,504,602	$106,647,640	$303,073,245
Class B	5,229,751	—	9,263,005
Class C	—	—	29,944,456
Institutional	236,210,464	406,895,123	630,240,057
Administration	254,024	—	—
Service	—	3,589,737	8,141,094

Shares Outstanding:
Class A	4,168,928	11,489,984	30,944,192
Class B	539,116	—	948,956
Class C	—	—	3,075,968
Institutional	24,340,532	43,824,202	64,537,106
Administration	26,123	—	—
Service	—	385,175	834,637

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	29,074,699	55,699,361	100,340,859

Net asset value, offering and redemption price per share: (c)
Class A	$9.72	$9.28	$9.79
Class B	9.70	—	9.76
Class C	—	—	9.73
Institutional	9.70	9.28	9.77
Administration	9.72	—	—
Service	—	9.32	9.75

(a)	Includes loaned securities having a market value of $353,336 and $159,414,698 for the Ultra-Short Duration Government and Short Duration Government Funds, respectively.
(b)	Includes restricted cash of $1,341,961 and $3,805,131 on deposit with swap counterparty as collateral for the Ultra-Short Duration Government and Short Duration Government Funds, respectively.
(c)	Maximum public offering price per share for Class A shares of the Enhanced Income and Ultra-Short Duration Government Funds (NAV per share multiplied by 1.0152), and Short Duration Government Fund (NAV per share multiplied by 1.0204) is $9.87, $9.42 and $9.99, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Statements of Operations
For the Year Ended October 31, 2007

		Ultra-Short
	Enhanced Income	Duration	Short Duration
	Fund	Government Fund	Government Fund

Investment income:

Interest (including securities lending income of $9,067, $62,603 and $207,579, respectively)	$12,580,824	$21,860,204	$40,626,418

Expenses:

Management fees	619,712	1,858,182	4,265,756
Distribution and Service fees(a)	104,573	259,989	1,150,808
Transfer Agent fees(a)	137,629	300,528	702,231
Custody and accounting fees	120,541	217,445	216,882
Professional fees	84,513	83,065	83,562
Printing fees	45,425	19,879	42,696
Registration fees	42,261	11,653	103,142
Trustee fees	16,500	16,500	16,500
Shareholder meeting expense	11,823	17,566	26,740
Administration share fees	1,754	—	—
Service Share fees-Service Plan	—	32,682	22,137
Service Share fees-Shareholder Administration Plan	—	32,682	22,137
Other	3,433	48,000	84,647

Total expenses	1,188,164	2,898,171	6,737,238

Less — expense reductions	(412,057)	(196,552)	(570,899)

Net expenses	776,107	2,701,619	6,166,339

NET INVESTMENT INCOME	11,804,717	19,158,585	34,460,079

Realized and unrealized gain (loss) on investments, futures and swap contracts:

Net realized gain (loss) from:
Investment transactions	(294,657)	(43,184)	(504,877)
Futures transactions	(912,166)	(510,659)	1,924,340
Swap contracts	7,866	(3,150,103)	(3,591,208)
Payments by affiliates relating to certain investment transactions	84,892	—	—
Net change in unrealized gain (loss) on:
Investments	1,062,947	5,074,962	8,791,981
Futures	159,166	305,274	2,089,807
Swap contracts	(208,945)	3,287,265	2,928,157

Net realized and unrealized gain (loss) on investments, futures and swap contracts	(100,897)	4,963,555	11,638,200

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,703,820	$24,122,140	$46,098,279

(a)	Class specific distribution, service and transfer agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Administration	Service

Enhanced Income	$85,468	$19,105	$—	$50,386	$2,516	$—	$84,446	$281	$—
Ultra-Short Duration Government	259,989	—	—	156,308	—	—	138,991	—	5,229
Short Duration Government	707,705	115,255	327,848	425,028	17,439	49,461	206,761	—	3,542
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Statements of Changes in Net Assets

	Enhanced Income Fund

	For the		For the
	Year Ended		Year Ended
	October 31, 2007		October 31, 2006

From operations:

Net investment income	$11,804,717		$10,888,757
Net realized loss on investments, futures and swaps	(1,198,957)		(928,488)
Payments by affiliates relating to certain investment transactions	84,892		—
Net change in unrealized gain on investments, futures and swaps	1,013,168		1,758,344

Net increase in net assets resulting from operations	11,703,820		11,718,613

Distributions to shareholders:

From net investment income
Class A Shares	(1,560,570)		(1,725,816)
Class B Shares	(81,708	)(a)	—
Class C Shares	—		—
Institutional Shares	(10,420,581)		(8,607,037)
Service Shares	—		—
Administration Shares	(32,595)		(78,128)

Total distributions to shareholders	(12,095,454)		(10,410,981)

From share transactions:

Net proceeds from sales of shares	274,886,067		91,969,372
Proceeds received in connection with merger	49,242,410		—
Reinvestment of dividends and distributions	9,178,668		8,268,469
Cost of shares repurchased	(262,183,456)		(259,653,464)

Net increase (decrease) in net assets resulting from share transactions	71,123,689		(159,415,623)

TOTAL INCREASE (DECREASE)	70,732,055		(158,107,991)

Net assets:

Beginning of year	211,466,786		369,574,777

End of year	$282,198,841		$211,466,786

Accumulated undistributed net investment income	$2,956,463		$3,223,079

(a)	Commenced operations on June 20, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS

Ultra-Short Duration Government Fund		Short Duration Government Fund

For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

$19,158,585	$23,725,586	$34,460,079	$30,565,062
(3,703,946)	(743,436)	(2,171,745)	(5,856,187)
—	—	—	—
8,667,501	3,905,803	13,809,945	9,119,030

24,122,140	26,887,953	46,098,279	33,827,905

(4,995,482)	(6,223,589)	(11,015,681)	(11,610,473)
—	—	(379,726)	(545,672)
—	—	(1,036,583)	(1,349,261)
(17,981,942)	(19,392,406)	(22,217,549)	(18,526,665)
(607,676)	(1,107,707)	(333,877)	(437,876)
—	—	—	—

(23,585,100)	(26,723,702)	(34,983,416)	(32,469,947)

288,679,993	162,254,987	572,642,236	469,962,243
—	—	—	—
13,447,997	13,988,599	28,636,582	22,536,617
(243,345,377)	(536,074,946)	(491,981,534)	(572,153,138)

58,782,613	(359,831,360)	109,297,284	(79,654,278)

59,319,653	(359,667,109)	120,412,147	(78,296,320)

457,812,847	817,479,956	860,249,710	938,546,030

$517,132,500	$457,812,847	$980,661,857	$860,249,710

$2,658,647	$5,857,318	$2,517,491	$3,103,565

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements
October 31, 2007
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes Goldman Sachs Enhanced Income Fund (“Enhanced Income”), Goldman Sachs Ultra-Short Duration Government Fund (“Ultra-Short Duration Government”) and Goldman Sachs Short Duration Government Fund (“Short Duration Government”) (collectively, the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio of the Trust. Enhanced Income offers four classes of shares — Class A, Class B, Institutional and Administration. Ultra-Short Duration Government offers three classes of shares — Class A, Institutional and Service. Short Duration Government offers five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A shares charge a maximum initial sales charge of 1.50% for Enhanced Income and Ultra-Short Duration Government, and 2.00% for Short Duration Government. The contingent deferred sales charge for Class B shares is 5.00% maximum declining to zero after six years for Enhanced Income and 2.00% maximum declining to zero after three years for Short Duration Government. The Class C shares of Short Duration Government have a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Administration and Service Class of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”), as distributor of the Funds, receives such sales charges of which a certain portion may be retained.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — The Funds’ investments for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.
     In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities where permissible. In light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to situations relating to one or more single issuers in a market sector, significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation, and regulatory news such as governmental approvals.
B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Funds based upon the relative proportion of net assets of each class.
     Certain mortgage security paydown gains and losses are recorded as interest income (loss) and are included in interest income in the accompanying Statements of Operations. Market discounts, original issue discount (OID) and market premiums

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Administration Shares bear all expenses and fees relating to their Administration Plan. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distribution to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains, or as a tax return of capital.
E. Forward Sales Contracts — The Funds may enter into forward security sales of mortgage-backed securities in which the Fund sells securities in the current month for delivery of securities defined by pool-stipulated characteristics on a specified future date. The value of the contract is recorded as an asset and a liability on the Fund’s records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold.
F. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
G. Mortgage Dollar Rolls — The Ultra-Short Duration Government and Short Duration Government Funds may enter into mortgage “dollar rolls” in which the Funds sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial and tax reporting purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
     During the settlement period between sale and repurchase, the Funds will not be entitled to accrued interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Funds may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.
H. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds’ credit exposure is to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.
I. Securities purchased on a when-issued or delayed-delivery basis — The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.
J. Segregation Transactions — The Funds may enter into certain derivative or other transactions to seek to increase total return. Forward foreign currency contracts, futures contracts, swap contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
K. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities.
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Upfront payments made and/or

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
received by the Funds are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss on termination date. Periodic payments received or made on swap contracts are recorded as a realized gain or loss in the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements and recorded as realized gain on the Statements of Operations.
L. Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities (TIPS), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers (CPIU). The adjustments to principal due to inflation are reflected as interest income on the Statements of Operations. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.
3. AGREEMENTS
A. Management Agreement — GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to Management Agreements (the “Agreements”) with the Trust on behalf of the Funds. Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”), computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     For the year ended October 31, 2007, GSAM receives a Management fee on a contractual basis at the following rates:

	Contractual Management Rate				Effective Net
					Management
	Up to	Next	Over	Effective	Rate
Fund	$1 billion	$1 billion	$2 billion	Rate	(after waivers)

Enhanced Income	0.25%	0.23%	0.22%	0.25%	0.20%*

Ultra-Short Duration Government	0.40	0.36	0.34	0.40	0.40

Short Duration Government	0.50	0.45	0.43	0.50	0.50

*	GSAM voluntarily agreed to waive a portion of its management fee in order to achieve an effective fee of 0.20% as an annual percentage rate of average daily net assets.
B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% and 0.75% of Enhanced Income’s average daily net assets attributable to Class A and B Shares, 0.25% of Ultra-Short Duration Government’s average daily net assets attributable to Class A Shares, respectively; and 0.25%, 0.75% and 0.75% of Short Duration Government’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of Enhanced Income’s average daily net assets attributable to Class B Shares, and 0.25% of Short Duration Government’s average daily net assets attributable to Class B and Class C Shares. For the year ended October 31, 2007, Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal to 0.15% of the average daily net assets attributable to the Class B Shares of Short Duration Government.
     Goldman Sachs serves as Distributor of the Shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended October 31, 2007, Goldman Sachs advised the Funds that it retained approximately $2,400, $10,700 and $9,800 of Class A sales loads for Enhanced Income, Ultra-Short Duration Government and Short Duration Government, respectively.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
3. AGREEMENTS (continued)
Goldman Sachs did not retain any portion of Class B or Class C contingent deferred sales charges for the year ended October 31, 2007.
C. Transfer Agency Agreement — Goldman Sachs serves as Transfer Agent of the Funds. The Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.04% of the average daily net assets for Administration (Enhanced Income only), Institutional and Service shares. Also on June 13, 2007, the Board of Trustees of the Trust approved a contractual reduction in Transfer Agent fees from an annual rate of 0.16% to an annual rate of 0.13% of the average daily net asset value of the Funds for Class A, Class B and Class C Shares, effective July 2, 2007.
D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the Ultra-Short Duration and Short Duration Government, has adopted a Service Plan and a Shareholder Administration Plan for the Service Shares. In addition, the Trust on behalf of Enhanced Income, has adopted an Administration Plan for its Administration Shares. These plans allow for Service and Administration Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who each are beneficial owners of such shares. The Service Plan, Shareholder Administration Plan and Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets value of the Service Shares.
E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer agency fees and expenses, Service Share fees, Account Service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder proxy meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended October 31, 2007, the Other Expense limitations for Enhanced Income, Ultra-Short Duration Government and Short Duration Government as an annual percentage rate of average daily net assets were 0.014%, 0.054% and 0.004%, respectively.
     For the year ended October 31, 2007, GSAM and the Distributor have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction of the Funds’ expenses. For the year ended October 31, 2007, expense reductions were as follows (in thousands):

	Fee Waivers			Expense Credits

		Class B
		Distribution
		and	Other		Transfer	Total
	Management	Service	Expense	Custody	Agent	Expense
Fund	Fees	Fees	Reimbursement	Fee	Fee	Reductions

Enhanced Income	$124	$—	$278	$8	$2	$412

Ultra-Short Duration Government	—	—	146	45	6	197

Short Duration Government	—	17	514	23	17	571

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS

3. AGREEMENTS (continued)
     At October 31, 2007, the amounts owed to affiliates of the Trust were as follows (in thousands):

		Distribution	Transfer
	Management	and Service	Agent
Fund	Fees	Fees	Fees	Total

Enhanced Income	$48	$13	$13	$74

Ultra-Short Duration Government	165	22	25	212

Short Duration Government	412	94	58	564

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended October 31, 2007, was follows:

			Sales and
		Purchases	Maturities	Sales and Maturities
	Purchases of U.S.	(Excluding U.S.	of U.S. Government	(Excluding U.S.
	Government and Agency	Government and	and Agency	Government and
Fund	Obligations	Agency Obligations)	Obligations	Agency Obligations)

Enhanced Income	$83,463,231	$50,017,534	$150,701,968	$42,667,752

Ultra-Short Duration Government	395,824,576	46,815,790	366,463,915	12,503,283

Short Duration Government	872,276,520	—	757,703,221	—

     For the year ended October 31, 2007, Enhanced Income, Ultra-Short Duration Government and Short Duration Government paid commissions of approximately $11,100, $66,400 and $99,200 respectively, in connection with futures contracts entered into with Goldman Sachs as the Futures Commission Merchant.
     During the year ended October 31, 2007, GSAM reimbursed the Enhanced Income Fund for losses incurred on the disposition of certain non-compliant securities received as a result of the acquisition of the AXA Enterprise Short Duration Bond Fund by the Enhanced Income Fund.
5. SECURITIES LENDING
The Funds may lend their securities through an agreement with their custodian, State Street Bank and Trust Company (“SSB”). In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Securities Lending Quality Trust, a New Hampshire investment trust. The Securities Lending Quality Trust is exempt from registration under Section 3 (c)(7) of the Act and is managed by State Street Global Advisors (“SSgA”). The Securities Lending Quality Trust is managed consistently with the objectives of providing liquidity and preserving capital while investing in high quality instruments and offering competitive returns. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Funds and SSB receive compensation relating to the lending of the

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
5. SECURITIES LENDING (continued)
Funds’ securities. The amounts earned by the Funds for the year ended October 31, 2007, are reported parenthetically under Investment Income on the Statements of Operations.
6. LINE OF CREDIT FACILITY
The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management or investment advisory agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, each Fund must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate plus a spread. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended October 31, 2007, the Funds did not have any borrowings under the facility.
7. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows:

		Ultra-Short	Short
	Enhanced	Duration	Duration
	Income	Government	Government

Distributions paid from:
Ordinary Income	$12,095,454	$23,585,100	$34,983,416

Total taxable distributions	$12,095,454	$23,585,100	$34,983,416

     The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows:

		Ultra-Short	Short
	Enhanced	Duration	Duration
	Income	Government	Government

Distributions paid from:
Ordinary Income	$10,410,981	$26,723,702	$32,469,947

Total taxable distributions	$10,410,981	$26,723,702	$32,469,947

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS

7. TAX INFORMATION (continued)
     As of the most recent fiscal year ended, October 31, 2007, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows.

		Ultra-Short
	Enhanced	Duration	Short Duration
	Income	Government	Government

Undistributed ordinary income-net	$3,082,347	$3,537,140	$—
Capital loss carryforward:[1]
Expiring 2008	—	(2,563,050)	(2,289,664)
Expiring 2009	(7,623,028)	—	—
Expiring 2010	(65,331,932)	(55,038,717)	—
Expiring 2011	—	(55,920,321)	(2,403,563)
Expiring 2012	(7,658,641)	(24,528,394)	(9,994,195)
Expiring 2013	(352,397)	(7,818,636)	(10,870,073)
Expiring 2014	(320,682)	(2,842,873)	(4,628,086)
Expiring 2015	(987,433)	(4,261,952)	—

Total capital loss carryforward[2]	$(82,274,113)	$(152,973,943)	$(30,185,581)

Timing differences (income distribution payable, straddle losses and swap receivables)	(111,626)	(274,336)	(862,636)
Unrealized gains (losses)-net	(91,842)	1,426,245	8,490,831

Total accumulated losses-net	$(79,395,234)	$(148,284,894)	$(22,557,386)

[1]	Expiration occurs on October 31 of the year indicated. Utilization of these losses may be limited under the Code. The Ultra-Short Duration Government and Short Duration Government Funds had expired capital losses of $1,739,320 and $2,986,699, respectively, in the current fiscal year.

[2]	The Short Duration Government Fund utilized $765,750 of capital losses in the current fiscal year.
     As of October 31, 2007, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

		Ultra-Short
	Enhanced	Duration	Short Duration
	Income	Government	Government

Tax Cost	$285,651,880	$535,160,960	$1,139,673,455

Gross unrealized gain	972,541	1,855,290	8,315,038
Gross unrealized loss	(824,970)	(3,990,184)	(2,823,436)

Net unrealized security gain (loss)	$147,571	$(2,134,894)	$5,491,602

Net unrealized gain (loss) on other investments	(239,413)	3,561,139	2,999,229

Net unrealized gain (loss)	$(91,842)	$1,426,245	$8,490,831

     The difference between book-basis and tax-basis unrealized (losses) is attributable primarily to wash sales, differences related to the tax treatment of partnership investments, market discount accretion and premium amortization and net mark-to market gains (losses) on Section 1256 futures contracts.
     In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from expired capital loss carryforwards, capital loss carryforwards assumed in the reorganization, the difference in the tax treatment of certain bonds, swap reclasses and taxable overdistributions.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
7. TAX INFORMATION (continued)

			Accumulated
			undistributed
			(distribution in
			excess of) net
		Accumulated net	investment
Fund	Paid-In Capital	realized gain (loss)	income

Enhanced Income	$741,847	$(765,968)	$24,121

Ultra-Short Duration Government	(2,081,116)	853,272	1,227,844

Short Duration Government	(3,286,283)	3,349,020	(62,737)

8. OTHER MATTERS
A. Fund’s Concentration — As of October 31, 2007, the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Funds (as a percentage of outstanding Institutional Shares):

	Goldman Sachs	Goldman Sachs
	Balanced Strategy	Growth and Income
Fund	Portfolio	Strategy Portfolio

Short Duration Government	40%	22%

B. Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Short Duration Bond Fund by the Enhanced Income Fund. The acquisition was completed on June 25, 2007, as of the close of business on June 22, 2007.
     Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Short Duration Bond Fund’s (“Acquired Fund”) Class A, Class C, Class B, and Class Y were transferred into the Enhanced Income Fund’s (“Survivor Fund”) Class A, Class A, Class B and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Enhanced Income Class A/
AXA Enterprise Short Duration Bond Class A	1,504,220	$14,651,159	1,499,156
AXA Enterprise Short Duration Bond Class C	408,696	3,979,698	408,097

Enhanced Income Class B/
AXA Enterprise Short Duration Bond Class B	577,740	5,628,639	577,041

Enhanced Income Institutional Class/
AXA Enterprise Short Duration Bond Class Y	2,570,257	24,982,914	2,556,947

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS

8. OTHER MATTERS (continued)
     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized depreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be substantially limited under the Code.

Survivor
	Survivor	Acquired	Fund’s
	Fund’s	Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired	Acquired
	Net Assets	Net Assets	Immediately	Fund’s	Fund’s
	before	before	after	Unrealized	Capital Loss
Survivor/Acquired Fund	acquisition	acquisition	acquisition	Depreciation	Carryforward

Enhanced Income/AXA Enterprise
Short Duration Bond	$238,263,199	$49,242,410	$287,505,609	$(361,022)	$(733,435)

C. New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Funds will incorporate the impact of FIN 48, if any, in their April 30, 2008 semiannual report. GSAM does not expect FIN 48 to have a material effect on the Fund’s financial statements. However, an analysis is on-going and the assessment regarding FIN 48 may be subject to review and adjustment.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required.
9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee, determined not to retain Ernst & Young LLP and approved a change of the Funds’ independent registered public accounting firm to PricewaterhouseCoopers LLP. For the years ended October 31, 2006 and October 31, 2005, Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and Ernst & Young LLP on accounting principles or practices, financial statement disclosure or audit scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their reports.
10. SUBSEQUENT EVENT
On December 13, 2007, the Board of Trustees of the Trust approved a change of the Funds’ fiscal year end from October 31 to March 31, for fiscal year 2008.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
11. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Enhanced Income Fund

	For the Year Ended		For the Year Ended
	October 31, 2007		October 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	555,929	$5,406,587	807,711	$7,836,561
Shares issued in connection with merger	1,912,916	18,630,857	—	—
Reinvestment of dividends and distributions	140,654	1,367,469	157,073	1,524,361
Shares converted from Class B(a)	2,551	24,718	—	—
Shares repurchased	(2,177,051)	(21,174,912)	(4,012,187)	(38,907,129)

	434,999	4,254,719	(3,047,403)	(29,546,207)

Class B Shares
Shares sold	10,492 (a)	101,979 (a)	—	—
Shares issued in connection with merger	577,740	5,628,639	—	—
Reinvestment of dividends and distributions	6,108	59,256	—	—
Shares converted to Class A(b)	(2,553)	(24,718)	—	—
Shares repurchased	(52,671)	(511,081)	—	—

	539,116	5,254,075	—	—

Class C Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

	—	—	—	—

Institutional Shares
Shares sold	27,728,678	269,330,701	8,684,184	84,122,386
Shares issued in connection with merger	2,570,257	24,982,914	—	—
Reinvestment of dividends and distributions	795,383	7,723,427	688,347	6,671,147
Shares repurchased	(24,600,060)	(238,973,405)	(22,697,873)	(219,788,611)

	6,494,258	63,063,637	(13,325,342)	(128,995,078)

Administration Shares
Shares sold	4,808	46,800	1,076	10,425
Reinvestment of dividends and distributions	2,935	28,516	7,530	72,961
Shares repurchased	(156,950)	(1,524,058)	(98,919)	(957,724)

	(149,207)	(1,448,742)	(90,313)	(874,338)

Service Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

	—	—	—	—

NET INCREASE (DECREASE)	7,319,166	$71,123,689	(16,463,058)	$(159,415,623)

(a)	Commencement of operations was June 20, 2007.
(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS

Ultra-Short Duration Government Fund				Short Duration Government Fund

For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
October 31, 2007		October 31, 2006		October 31, 2007		October 31, 2006

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

4,105,876	$38,134,998	9,154,321	$84,913,632	15,820,287	$153,624,662	17,086,232	$164,614,524
—	—	—	—	—	—	—	—
444,257	4,126,663	574,801	5,333,667	980,967	9,526,790	898,070	8,655,248
—	—	—	—	32,837	318,613	54,921	529,346
(6,261,470)	(58,152,489)	(17,057,784)	(158,263,237)	(19,403,622)	(188,008,832)	(18,450,188)	(177,749,661)

(1,711,337)	(15,890,828)	(7,328,662)	(68,015,938)	(2,569,531)	(24,538,767)	(410,965)	(3,950,543)

—	—	—	—	2,115	20,485	5,379	51,663
—	—	—	—	—	—	—	—
—	—	—	—	29,630	286,693	42,154	405,091
—	—	—	—	(32,939)	(318,613)	(55,081)	(529,346)
—	—	—	—	(547,812)	(5,295,058)	(947,722)	(9,104,071)

—	—	—	—	(549,006)	(5,306,493)	(955,270)	(9,176,663)

—	—	—	—	588,093	5,679,697	673,735	6,453,281
—	—	—	—	71,934	694,288	88,567	848,712
—	—	—	—	(1,923,977)	(18,529,825)	(2,372,280)	(22,728,566)

—	—	—	—	(1,263,950)	(12,155,840)	(1,609,978)	(15,426,573)

26,946,983	250,368,552	8,296,310	77,049,254	42,316,647	410,055,923	30,851,098	296,373,070
—	—	—	—	—	—	—	—
947,193	8,800,976	818,134	7,598,141	1,847,941	17,902,846	1,292,234	12,422,946
(18,362,232)	(170,553,631)	(37,833,332)	(351,285,511)	(28,183,533)	(272,510,207)	(37,348,354)	(359,048,174)

9,531,944	88,615,897	(28,718,888)	(266,638,116)	15,981,055	155,448,562	(5,205,022)	(50,252,158)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

18,916	176,443	31,362	292,101	337,495	3,261,469	257,280	2,469,705
55,799	520,358	113,380	1,056,791	23,362	225,965	21,309	204,620
(1,567,517)	(14,639,257)	(2,846,267)	(26,526,198)	(791,114)	(7,637,612)	(366,964)	(3,522,666)

(1,492,802)	(13,942,456)	(2,701,525)	(25,177,306)	(430,257)	(4,150,178)	(88,375)	(848,341)

6,327,805	$58,782,613	(38,749,075)	$(359,831,360)	11,168,311	$109,297,284	(8,269,610)	$(79,654,278)

GOLDMAN SACHS ENHANCED INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE PERIODS ENDED OCTOBER 31,

2007 - A	$9.73	$0.43	$—	$0.43	$(0.44)
2007 - B (commenced June 20, 2007)	9.74	0.13	(0.02)	0.11	(0.15)
2007 - Institutional	9.72	0.47	(0.01)	0.46	(0.48)
2007 - Administration	9.71	0.44	0.02	0.46	(0.45)

2006 - A	9.68	0.37	0.04	0.41	(0.36)
2006 - Institutional	9.67	0.40	0.04	0.44	(0.39)
2006 - Administration	9.67	0.38	0.03	0.41	(0.37)

2005 - A	9.78	0.28	(0.10)	0.18	(0.28)
2005 - Institutional	9.77	0.32	(0.10)	0.22	(0.32)
2005 - Service	9.78	0.30	(0.12)	0.18	(0.29)

2004 - A	9.99	0.25	(0.19)	0.06	(0.27)
2004 - Institutional	9.98	0.30	(0.20)	0.10	(0.31)
2004 - Service	9.99	0.27	(0.19)	0.08	(0.29)

2003 - A	10.13	0.33	(0.15)	0.18	(0.32)
2003 - Institutional	10.12	0.37	(0.15)	0.22	(0.36)
2003 - Service	10.13	0.33	(0.14)	0.19	(0.33)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption changes. Total return would be reduced if a sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$9.72	4.43%	$40,505	0.61%	4.46%	0.79%	4.28%	87%
9.70	1.16	5,230	1.36 (c)	3.87 (c)	1.54 (c)	3.69 (c)	87
9.70	4.82	236,210	0.25	4.82	0.43	4.64	87
9.72	4.88	254	0.50	4.40	0.68	4.22	87

9.73	4.26	36,333	0.62	3.77	0.78	3.61	67
9.72	4.66	173,430	0.25	4.15	0.41	3.99	67
9.71	4.29	1,703	0.50	3.91	0.66	3.75	67

9.68	1.88	65,645	0.64	2.94	0.79	2.80	49
9.67	2.28	301,362	0.25	3.34	0.40	3.19	49
9.67	1.92	2,568	0.50	3.09	0.65	2.94	49

9.78	0.63	150,537	0.65	2.61	0.73	2.53	51
9.77	1.04	492,276	0.25	3.02	0.33	2.94	51
9.78	0.79	38,881	0.50	2.75	0.58	2.67	51

9.99	1.77	378,378	0.65	3.28	0.71	3.22	41
9.98	2.18	1,106,956	0.25	3.65	0.31	3.59	41
9.99	1.93	50,463	0.50	3.34	0.56	3.28	41

The accompanying notes are an integral part of these financial statements. 51

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of year	income(a)	gain (loss)	operations	income

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	$9.27	$0.36	$0.10	$0.46	$(0.45)
2007 - Institutional	9.27	0.39	0.10	0.49	(0.48)
2007 - Service	9.31	0.35	0.09	0.44	(0.43)

2006 - A	9.27	0.32	(0.05)	0.37	(0.37)
2006 - Institutional	9.28	0.35	(0.05)	0.40	(0.41)
2006 - Service	9.31	0.31	(0.05)	0.36	(0.36)

2005 - A	9.33	0.20	(0.01)	0.19	(0.25)
2005 - Institutional	9.34	0.23	— (d)	0.23	(0.29)
2005 - Service	9.37	0.19	(0.01)	0.18	(0.24)

2004 - A	9.47	0.19	(0.04)	0.15	(0.29)
2004 - Institutional	9.48	0.23	(0.04)	0.19	(0.33)
2004 - Service	9.50	0.18	(0.03)	0.15	(0.28)

2003 - A	9.66	0.24	(0.11)	0.13	(0.32)
2003 - Institutional	9.68	0.28	(0.12)	0.16	(0.36)
2003 - Service	9.69	0.23	(0.11)	0.12	(0.31)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption changes. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	The portfolio turnover rate excluding the effect of mortgage dollars is 78% for the year ended October 31, 2007. Prior years include the effect of mortgage dollar roll transactions, if any.
(d)	Amount is less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate(c)

$9.28	5.02%	$106,648	0.85%	3.86%	0.89%	3.82%	94%
9.28	5.41	406,895	0.49	4.22	0.53	4.18	94
9.32	4.86	3,590	0.99	3.68	1.03	3.64	94

9.27	4.20	122,379	0.86	3.46	0.91	3.41	57
9.27	4.36	317,956	0.49	3.83	0.54	3.78	57
9.31	3.93	17,478	0.99	3.32	1.04	3.27	57

9.27	1.98	190,210	0.89	2.20	0.89	2.20	71
9.28	2.49	584,628	0.49	2.59	0.50	2.58	71
9.31	1.97	42,642	0.99	2.06	1.00	2.05	71

9.33	1.61	373,650	0.88	2.12	0.88	2.12	103
9.34	2.02	1,158,844	0.48	2.49	0.48	2.49	103
9.37	1.61	53,241	0.98	1.95	0.98	1.95	103

9.47	1.40	768,910	0.86	2.55	0.86	2.55	102
9.48	1.69	1,967,845	0.46	2.95	0.46	2.95	102
9.50	1.29	67,480	0.96	2.43	0.96	2.43	102

The accompanying notes are an integral part of these financial statements. 53

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	$9.67	$0.37	$0.12	$0.49	$(0.37)	$—	$(0.37)
2007 - B	9.64	0.32	0.11	0.43	(0.31)	—	(0.31)
2007 - C	9.61	0.30	0.11	0.41	(0.29)	—	(0.29)
2007 - Institutional	9.64	0.41	0.12	0.53	(0.40)	—	(0.40)
2007 - Service	9.63	0.36	0.11	0.47	(0.35)	—	(0.35)

2006 - A	9.65	0.33	0.03	0.36	(0.34)	—	(0.34)
2006 - B	9.62	0.26	0.05	0.31	(0.29)	—	(0.29)
2006 - C	9.59	0.26	0.03	0.29	(0.27)	—	(0.27)
2006 - Institutional	9.63	0.37	0.02	0.39	(0.38)	—	(0.38)
2006 - Service	9.61	0.32	0.03	0.35	(0.33)	—	(0.33)

2005 - A	9.86	0.24	(0.19)	0.05	(0.26)	—	(0.26)
2005 - B	9.83	0.19	(0.20)	(0.01)	(0.20)	—	(0.20)
2005 - C	9.81	0.17	(0.20)	(0.03)	(0.19)	—	(0.19)
2005 - Institutional	9.84	0.29	(0.20)	0.09	(0.30)	—	(0.30)
2005 - Service	9.82	0.23	(0.19)	0.04	(0.25)	—	(0.25)

2004 - A	9.99	0.24	(0.06)	0.18	(0.30)	(0.01)	(0.31)
2004 - B	9.95	0.19	(0.06)	0.13	(0.24)	(0.01)	(0.25)
2004 - C	9.93	0.17	(0.06)	0.11	(0.22)	(0.01)	(0.23)
2004 - Institutional	9.96	0.28	(0.05)	0.23	(0.33)	(0.02)	(0.35)
2004 - Service	9.95	0.22	(0.05)	0.17	(0.29)	(0.01)	(0.30)

2003 - A	10.12	0.35	(0.14)	0.21	(0.34)	—	(0.34)
2003 - B	10.09	0.29	(0.15)	0.14	(0.28)	—	(0.28)
2003 - C	10.07	0.27	(0.14)	0.13	(0.27)	—	(0.27)
2003 - Institutional	10.10	0.39	(0.15)	0.24	(0.38)	—	(0.38)
2003 - Service	10.09	0.34	(0.15)	0.19	(0.33)	—	(0.33)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption changes. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	Includes the effect of mortgage dollar roll transactions. The portfolio turnover rate excluding the effect of mortgage dollars is 96% for the year ended October 31, 2007. Prior years include the effect of mortgage dollar roll transactions, if any.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate(c)

$9.79	5.25%	$303,073	0.90%	3.85%	0.97%	3.78%	102%
9.76	4.65	9,263	1.50	3.27	1.72	3.05	102
9.73	4.51	29,944	1.65	3.11	1.72	3.04	102
9.77	5.77	630,240	0.54	4.23	0.61	4.16	102
9.75	5.14	8,141	1.04	3.69	1.11	3.62	102

9.67	3.84	323,915	0.91	3.35	0.99	3.27	100
9.64	3.24	14,433	1.51	2.73	1.74	2.50	100
9.61	3.09	41,691	1.66	2.59	1.74	2.51	100
9.64	4.13	468,033	0.54	3.72	0.62	3.64	100
9.63	3.72	12,177	1.04	3.22	1.12	3.14	100

9.65	0.50	327,365	0.93	2.50	0.99	2.44	98
9.62	(0.10)	23,602	1.54	1.95	1.74	1.75	98
9.59	(0.35)	57,078	1.69	1.80	1.74	1.75	98
9.63	0.89	517,492	0.54	2.87	0.60	2.81	98
9.61	0.39	13,009	1.04	2.38	1.10	2.32	98

9.86	1.81	321,863	0.94	2.41	1.00	2.35	249
9.83	1.31	38,526	1.54	1.85	1.75	1.64	249
9.81	1.16	90,317	1.69	1.71	1.75	1.65	249
9.84	2.33	382,008	0.54	2.79	0.60	2.73	249
9.82	1.72	11,047	1.04	2.22	1.10	2.16	249

9.99	2.11	317,379	0.95	3.46	1.01	3.40	184
9.95	1.41	50,580	1.55	2.87	1.76	2.66	184
9.93	1.26	130,087	1.70	2.71	1.76	2.65	184
9.96	2.43	415,210	0.55	3.86	0.61	3.80	184
9.95	1.92	6,156	1.05	3.36	1.11	3.30	184

The accompanying notes are an integral part of these financial statements. 55

Report of Independent Registered Public
Accounting Firm
To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Short Duration Taxable Fixed Income Funds:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund and Goldman Sachs Short Duration Government Fund, (collectively the “Goldman Sachs Short Duration Taxable Fixed Income Funds”), portfolios of the Goldman Sachs Trust, at October 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ”financial statements”) are the responsibility of the Goldman Sachs Short Duration Taxable Fixed Income Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Goldman Sachs Short Duration Taxable Fixed Income Funds as of October 31, 2006 and the financial highlights for each of the periods then ended and prior, were audited by other auditors whose report dated December 21, 2006 expressed an unqualified opinion on those statements.
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 28, 2007

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended October 31, 2007
          As a shareholder of Class A, Class B, Class C, Institutional, Administration or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and C shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Administration and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Ultra-Short Duration Government Fund				Short Duration Government Fund

				Expenses				Expense				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	5/01/07	10/31/07		10/31/07*	05/01/07	10/31/07		10/31/07*	5/01/07	10/31/07		10/31/07*

Class A
Actual	$1,000.00	$1,020.50		$3.09	$1,000.00	$1,022.30		$4.31	$1,000.00	$1,028.10		$4.57
Hypothetical 5% return	1,000.00	1,022.15	+	3.09	1,000.00	1,020.94	+	4.31	1,000.00	1,020.70	+	4.56

Class B
Actual	1,000.00	1,011.60		6.45	N/A	N/A		N/A	1,000.00	1,025.10		7.63
Hypothetical 5% return	1,000.00	1,011.95	+	6.45	N/A	N/A		N/A	1,000.00	1,017.67	+	7.61

Class C
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,024.40		8.39
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,016.91	+	8.36

Institutional
Actual	1,000.00	1,023.50		1.32	1,000.00	1,024.10		2.53	1,000.00	1,031.10		2.80
Hypothetical 5% return	1,000.00	1,023.91	+	1.32	1,000.00	1,022.71	+	2.53	1,000.00	1,022.45	+	2.79

Administration
Actual	1,000.00	1,022.20		2.59	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,022.64	+	2.59	N/A	N/A		N/A	N/A	N/A		N/A

Service
Actual	N/A	N/A		N/A	1,000.00	1,022.60		5.03	1,000.00	1,027.50		5.34
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,020.23	+	5.02	1,000.00	1,019.94	+	5.32

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2007 (except for Enhanced Income Class B Shares which commenced on June 20, 2007). Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Administration

Enhanced Income	0.61%	1.36%	N/A	0.25%	N/A	0.50%
Ultra-Short Duration Government	0.85	N/A	N/A	0.49	0.99%	N/A
Short Duration Government	0.89	1.50	1.65	0.55	1.04	N/A

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited)
Background
     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Funds.
     The Management Agreements were most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 13, 2007 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to their reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 14, 2006, February 8, 2007 and May 9, 2007. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreements, including: (a) the Funds’ investment performance; (b) the Funds’ management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Funds that exceed specified levels; (d) potential economies of scale and the level of breakpoints in the fees payable by the Funds under the Management Agreements; (e) the relative expense levels of the Funds as compared to those of comparable funds; (f) information on the advisory fees charged by the Investment Adviser to institutional accounts; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and the Funds; (h) the quality of the non-advisory services provided by the Investment Adviser and its affiliates; (i) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; and (j) reports on due diligence visits to outside service providers and the quality of services provided by the Funds’ unaffiliated service providers.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution and other services; (h) the terms of the Management Agreements; (i) the administrative services provided under the Management Agreements, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time, the breakpoints in the contractual fee rates under the Management Agreements and the current expense levels of the Funds.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which the Trustees reviewed the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by the Investment Adviser to intermediaries that sell Fund shares, portfolio manager compensation and the alignment of the interests of the Funds and the portfolio managers, the number and types of accounts managed by the portfolio managers and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent counsel, without representatives of the Investment Adviser or its affiliates present.
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the Management Agreements for all of the Funds and the other mutual fund portfolios for which the Board of Trustees has responsibility were approved at the same Annual Contract Meeting, the Trustees considered the applicable Management Agreement as it applied to each Fund separately.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)
     In evaluating the Management Agreements at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreements, including: (a) information on the investment performance of the Funds, including a comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that were provided to investors who invest in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe, and discussed the broad range of other investment choices that are available to those investors.
Nature, Extent and Quality of the Services Provided Under the Management Agreements
     In connection with their approval of the Management Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive sales loads, distribution and service fees on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.
Investment Performance
     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. This information on each Fund’s investment performance was provided for one-, three-, five- and ten-year periods, to the extent that each Funds had been in existence for those periods, and since the commencement of each Fund’s investment operations. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives, policies and credit and duration parameters, as well as in light of periodic analyses of their respective quality and risk profiles. The Trustees also considered whether the Funds had operated within their investment policies, and their record of compliance with their investment limitations. The Trustees believed that the Funds were providing investment performance within a competitive range for long-term investors.
Costs of Services Provided and Comparative Information
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreements. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after voluntary fee waivers and expense reimbursements) were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history comparing each Fund’s expenses to the category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. The Trustees believed that the comparisons

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)
provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Funds’ “other expenses” ratios (excluding certain expenses) to specified levels and the Investment Adviser’s voluntary undertaking to waive a portion of its management fee for the Enhanced Income Fund.
Economies of Scale
     The Board of Trustees also considered the breakpoints in the contractual fee rates under the Management Agreements for each of the Funds that had been implemented at the following annual percentages of the average daily net assets of the respective Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Enhanced Income Fund	0.25%	First $	1 Billion
	0.23	Next $	1 Billion
	0.22	Over $	2 Billion

Ultra-Short Duration Government Fund	0.40	First $	1 Billion
	0.36	Next $	1 Billion
	0.34	Over $	2 Billion

Short Duration Government Fund	0.50	First $	1 Billion
	0.45	Next $	1 Billion
	0.43	Over $	2 Billion

     In approving these fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
Other Benefits to the Investment Adviser and Its Affiliates
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending and distribution services. The Trustees noted the reduction of the transfer agency fees on Class A, Class B and Class C Shares of the applicable Funds in 2005.
Profitability
     The Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies, as well as a report of an independent registered public accounting firm regarding the results of certain agreed-upon procedures performed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses for mathematical accuracy and conformity with the Investment Adviser’s allocation methodologies. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
Conclusion
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by each of the Funds were reasonable in light of the services provided by the Investment Adviser, its costs and the Funds’ current and reasonably anticipated asset levels, and that the Management Agreements should be approved and continued with respect to each of the Funds.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Jessica Palmer Age: 58	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President & Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998- Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (registered investment companies) (November 2007- Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	98	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of October 31, 2007, the Trust consisted of 86 portfolios (of which 80 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios ( of which 11 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	Trustee & President	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (registered investment companies) (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer & Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003).

Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 40	Secretary	Since 2003	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006) and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2006-Present); Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Voting Results of Special Meeting of Shareholders (Unaudited)
A Special Meeting of Shareholders of the Goldman Sachs Trust (the “Trust”) was held on August 3, 2007 (the “Meeting”) for the purpose of electing eight trustees of the Trust.
At the Meeting, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Patrick T. Harker, Jessica Palmer, Alan A. Shuch, Richard P. Strubel and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. The Funds have accrued and paid their pro-rata share of the expenses associated with this shareholder proxy meeting. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	33,710,084,386	0	700,102,557	0

John P. Coblentz, Jr.	33,711,781,505	0	698,405,438	0

Diana M. Daniels	33,845,914,104	0	564,272,839	0

Patrick T. Harker	33,711,725,619	0	698,461,325	0

Jessica Palmer	33,846,634,466	0	563,552,477	0

Alan A. Shuch	33,850,365,750	0	559,821,193	0

Richard P. Strubel	33,704,705,418	0	705,481,525	0

Kaysie P. Uniacke	33,849,216,713	0	560,970,230	0

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $779.5 billion in assets under management as of September 30, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free
Municipal Fund[2] ▪  New York AMT-Free
Municipal Fund[2] ▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap Growth Fund
▪  Small Cap Value Fund

Asset Allocation[3] ▪  Asset Allocation Portfolios
▪  Income Strategies Portfolio
▪  Satellite Strategies Portfolio

Retirement Strategies[3]	International Equity
▪  Structured International Equity Fund
▪  Structured International Equity
Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International
Equity Fund[2] ▪  Japanese Equity Fund
▪  Structured International
Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets
Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets
Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty[3] ▪  U.S. Equity Dividend and
Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate
Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 26, 2006, the International Equity Fund was renamed the Concentrated International Equity Fund. Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement or Specialty category.
The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-3208	SDTFIAR/21.6K/12-07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2007	2006	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,995,700	$1,071,400	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$0	$733,788	Financial statement audits

Audit-Related Fees:

• PwC	$249,000	$195,000	Other attest services

• E&Y	$0	$0

Tax Fees:

• PwC	$511,900	$281,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$0	$107,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

All Other Fees:

• PwC	$0	$0

• E&Y	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2007	2006	Description of Services Rendered
Audit Fees:

• E&Y	$0	$94,130	Audit fees borne by the Funds’ adviser

Audit-Related Fees:

• PwC	$937,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$0	$10,000	Audit related time borne by the Funds’ adviser

• E&Y	$0	$0

Tax Fees:

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees:

• PwC	$199,500	$125,500	Review of fund reorganization documents. Services provided for fund launch and new share classes

• E&Y	$0	$18,000	Review of fund merger documents (2006).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended October 31, 2007 and October 31, 2006 were approximately $760,900 and $476,400 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2006 and November 26, 2005 were approximately $5.9 million and $5.2 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended October 31, 2007 and October 31, 2006 were approximately 0 and $107,400 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2006 and December 31, 2005 were approximately $55.9 million and $49.0  million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 9, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	January 9, 2008